UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23157

BROOKFIELD REAL ASSETS INCOME FUND INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD REAL ASSETS INCOME FUND INC.

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: December 31, 2017

Date of reporting period: December 31, 2017

Item 1. Reports to Stockholders.

Brookfield Investment Management
2017
ANNUAL REPORT
December 31, 2017
Brookfield Real Assets Income Fund Inc.

IN PROFILE
Brookfield Investment Management (the “Firm”) is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure equities, real asset debt and diversified real assets. With more than $16 billion of assets under management as of December 31, 2017, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is a wholly owned subsidiary of Brookfield Asset Management, a leading global alternative asset manager with approximately $285 billion of assets under management as of December 31, 2017. For more information, go to www.brookfield.com.
Brookfield Real Assets Income Fund Inc. is managed by Brookfield Investment Management. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at www.brookfield.com.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Stockholders

Dear Stockholders,
We are pleased to provide the Annual Report for Brookfield Real Assets Income Fund Inc. (the “Fund”) for the year ended December 31, 2017.
The MSCI World1 and S&P 500 Total Return2 Indexes reached record highs in 2017 amid accelerating economic growth, strong corporate earnings and investor optimism expecting these trends to continue. For the year, the MSCI World and the S&P 500 Total Return Indexes returned 23.1% and 21.8%, respectively. It was the first time in the history of both indexes (going back to 1970 for the MSCI World and 1928 for the S&P 500) where total returns were positive in every calendar month over the course of a year.
Global economic expansion continued in 2017 and was remarkably synchronized across the globe. In fact, it was the first year since 2007 that no Organization for Economic Cooperation and Development economy showed signs of contraction. Across developed market economies, the European recovery witnessed the strongest acceleration in recent quarters, with economic and policy surprise indexes in Europe generally outpacing those in Asia and the Americas over the last 12 months. Adding to this global optimism, the U.S. Tax Cuts and Jobs Act of 2017—which lowers federal tax rates for U.S. companies and individuals—was signed into law in the final days of December.
The Federal Open Market Committee ("FOMC") increased the federal funds rate by 25 basis points on three occasions in 2017 (in March, June and December), to a target range from 1.25% to 1.5% at the end of the year. The FOMC also began to reduce the size of its $4.4 trillion balance sheet.
The spot price of West Texas Intermediate Crude Oil rose 12.5% during the year, closing at $60.46 per barrel. In November, the Organization of the Petroleum Exporting Countries "OPEC") and Russia agreed to extend oil production cuts until the end of 2018. OPEC members Libya and Nigeria, which were exempt from the initial deal in 2016 to curb output, agreed not to increase their production in 2018 above current levels.
Overall, global listed infrastructure assets performed well in 2017. With the exception of Master Limited Partnerships, all sectors within the investment universe delivered positive performance during the year.
In addition to performance information, this report provides the Fund’s audited financial statements as of December 31, 2017.
We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfield.com for more information on this report or our recent webinar. Thank you for your support.
Sincerely,
Brian F. Hurley
President
Brookfield Real Assets Income Fund Inc.
Craig Noble, CFA
CEO, Chief Investment Officer and Portfolio Manager
Brookfield Investment Management Inc.

2017 Annual Report1

Letter to Stockholders (continued)

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
2 The S&P 500 Index is the total return version of S&P 500 Index. Dividends are reinvested on a daily basis and the base date for the index is January 1, 1988. All regular cash dividends are assumed reinvested in the S&P 500 Index on the ex-date. Special cash dividends trigger a price adjustment in the price return index.
Indices are not managed and an investor cannot invest directly in an index.
Past performance is no guarantee of future results.
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INVESTMENT STRATEGY
The Brookfield Real Assets Income Fund Inc. (the “Fund”) pursues a multi-sector, multi-portfolio manager approach that is designed to give investors access to a diverse portfolio of listed real asset securities, with dynamic asset allocation across distinct real asset components, and with each component managed by a specialist investment team.
The Fund seeks to achieve its investment objective by investing primarily in securities and other instruments of companies and issuers in the "real assets" asset class, which includes the following:
•	Real Estate Securities;
•	Infrastructure Securities; and
•	Natural Resources Securities (collectively, “Real Asset Companies and Issuers”).
Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (average daily net assets plus the amount of any borrowings for investment purposes) in the securities and other instruments of Real Asset Companies and Issuers (the “80% Policy”). The Fund may change the 80% Policy without shareholder approval upon at least 60 days' prior written notice to shareholders. The Fund normally expects to invest at least 65% of its Managed Assets in fixed income securities and other debt instruments of Real Asset Companies and Issuers and in derivatives and other instruments that have economic characteristics similar to such securities. The Fund may invest in securities of companies or issuers of any size market capitalization. The Fund will invest in companies or issuers located throughout the world and there is no limitation on the Fund's investments in foreign securities or instruments or in emerging markets. The Fund has flexibility in the relative weightings given to each of the Real Asset categories. In addition, the Fund may, in the future, invest in additional Real Asset investment categories other than those listed herein, to the extent consistent with its name. The Fund may invest without limit in investment grade and below investment grade, high yield fixed income securities (commonly referred to as “junk bonds”). The Fund may also invest in restricted or private securities, asset-backed securities ("ABS"), including mortgage-related debt securities and other mortgage-related instruments (collectively, "Mortgage-Related Investments"), collateralized loan obligations, bank loans (including participations, assignments, senior loans, delayed funding loans and revolving credit facilities), exchange-traded notes, and securities issued and/or guaranteed by the U.S. Government, its agencies or instrumentalities or sponsored corporations. The Fund considers Mortgage-Related Investments to consist of, but not be limited to, mortgage-backed securities ("MBS") of any kind; interests in loans and/or whole loan pools of mortgages, loans or other instruments used to finance long-term infrastructure, industrial projects and public services; mortgage REITs; ABS that are backed by interest in real estate, land or other types of assets; and securities and other instruments issued by mortgage servicers. The Fund's investments in MBS may include Residential Mortgage-Backed Securities or Commercial Mortgage-Backed Securities. The Fund may invest in fixed income securities and other debt instruments of any maturity and credit quality, including securities that are unrated. The securities that the Fund may invest in may have fixed, floating or variable rates. Under normal market conditions, the Fund will invest more than 25% of its total assets in the real estate industry.
The Fund may also invest up to 35% of its Managed Assets in equities, including common stock, preferred stock, convertible stock, and open-end and closed-end investment companies, subject to any applicable regulatory limits, including exchange-traded funds. The Fund may invest up to 20% of its Managed Assets in fixed income securities other than those of Real Asset Companies and Issuers, including in Treasury Inflation Protected Securities and other inflation-linked fixed income securities.
The Adviser will determine the Fund’s strategic allocation with respect to its debt and equity investments as well as its strategic allocation with respect to its investment sub-portfolios.
2017 Annual Report3

Brookfield Real Assets Income Fund Inc.

Management Discussion of Fund Performance
For the fiscal year ended December 31, 2017, the Fund had a total return based on net asset value of 9.88% and a total return based on market price of 15.94%. These calculations assume the reinvestment of dividends and are exclusive of brokerage commissions.
Distribution
Based on the NYSE closing price of $23.37 on December 29, 2017, the Fund’s shares had a distribution rate of 10.2%. The distribution rate is calculated as the annualized amount of the reporting period’s most recent monthly distribution declared divided by the stated stock price.
Portfolio Positioning
On December 31, 2016, the portfolio allocation mix as a percentage of gross assets of the Fund was approximately:
•	50% Securitized Credit
•	37% High Yield Corporate Credit
•	7% U.S. Energy MLP Equities, and
•	6% Other Assets and Cash
On December 31, 2017, the portfolio allocation mix as a percentage of gross assets of the Fund was approximately:
•	39% Securitized Credit
•	33% High Yield Corporate Credit
•	9% Global Real Estate Equities
•	7% Global Infrastructure Equities
•	7% U.S. Energy MLP Equities, and
•	5% Other Assets and Cash
Leverage
We continue to employ a modest level of leverage in the Fund. As of December 31, 2017, leverage was approximately 22% of managed assets, compared to 25% as of December 31, 2016. We are prudently reserving leverage capacity in order to be able to allocate capital across our investible universe in times of market stress.
Interest Rate Duration
Duration was 1.4 years as of December 31, 2017 compared to 1.9 years as of December 31, 2016. We anticipate maintaining a duration of less than three years over the near term.
We believe the type of assets in the portfolio tend to be more credit sensitive, rather than interest rate sensitive. Notably, over half of the Securitized Credit portfolio is composed of floating-rate securities.
MACROECONOMIC
The MSCI World1 and S&P 500 Total Return2 Indexes advanced to record highs in 2017 as accommodative policy, strong corporate earnings, accelerating economic growth and abundant investor optimism drove capital markets higher. This was the first year in history that total returns were positive in every calendar month over the course of
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a year for both the MSCI World Index (back to 1970) and the S&P 500 Total Return Index (back to 1928). Meanwhile, oil prices rose, the U.S. dollar fell and volatility hovered near historic lows for most of the year.
Global real assets also performed well during the year. With the exception of Master Limited Partnerships ("MLPs"), all real asset equity sectors delivered positive performance. Global real estate, infrastructure and natural resource equity indexes all posted double-digit returns; however, none managed to outpace broad global equity indices. Real asset high-yield and residential and commercial mortgages also posted strong returns and performed in line with their respective broad-market indexes.
The current economic global growth cycle has continued longer than many have expected and is remarkably synchronized across the globe. Global sentiment indicators reflect ebullient expectations, with most survey data at or near cycle highs. Adding to this optimism, the U.S. Tax Cuts and Jobs Act of 2017—which lowers federal tax rates for U.S. companies and individuals—was signed into law in the final days of December.
In our view, the acceleration of growth and sentiment in capital markets are further indications of just how late we are in the current economic cycle. Consistent with this late stage in the economic cycle, we expect to see increased prevalence of late cycle markers, namely inflation, more hawkish monetary policy and rising real interest rates, along with signs of excess in financial markets.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
2 The S&P 500 Total Return Index is the total return version of S&P 500 Index. Dividends are reinvested on a daily basis and the base date for the index is January 1, 1988. All regular cash dividends are assumed reinvested in the S&P 500 Index on the ex-date. Special cash dividends trigger a price adjustment in the price return index.
HIGH YIELD CORPORATE CREDIT
The ICE BofAML Global High Yield Index3 rose 10.2% in 2017. Investment grade securities advanced 9.3%, as measured by the ICE BofAML Global Corporate Index.4
During most of 2017, strong equity market returns, benign interest rates and strong commodity prices were all positive for real asset debt. Any global political and markets risks were largely shrugged off by markets, which instead preferred to focus on corporate tax cuts, deregulation in the United States and strong corporate earnings. Earnings were boosted further by the weakening of the dollar after a very strong post-election rally.
Corporate credit trends remain positive. Defaults are low and improving. Credit rating agency activity is positive, with more debt upgrades than downgrades. Maturity schedules are very manageable and should keep future defaults modest. Strong credit coupled with rising commodity prices, (such as crude oil), has supported the real asset debt market.
In general, we find it hard to be enthusiastic about investment-grade markets at these levels, given the deterioration in credit quality of the indices, near-record long duration and tight spreads in an environment where interest rates are rising. On the other hand, the spreads of high-yield corporates, while narrow, continue to reap the benefits of very good credit quality, few debt maturity hammers and low default levels. Despite narrow spreads, the market has seen tighter spreads historically, suggesting that there may be room to absorb any increases in interest rates.
Of the three broad real asset segments in our corporate credit universe, we have a more favorable view of infrastructure, particularly oil and gas distribution and utilities. In real estate, hotel and gaming remain attractive; however, our stance on real estate markets overall is neutral. We view natural resources as the least favorable group, particularly energy exploration & production companies.

3 The ICE BofA Merrill Lynch Global High Yield Index tracks the performance of below investment-grade but not in default U.S. dollar
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Brookfield Real Assets Income Fund Inc.

denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below as rated by Moody's and S&P.
4 The ICE BofA Merrill Lynch Global Corporate Index is an unmanaged, commonly accepted measure of the performance of global investment grade corporate securities. Index returns are calculated monthly, assume reinvestment of dividends.
SECURITIZED CREDIT
2017 provided an extremely favorable environment for our residential and commercial mortgage portfolio due to an acceleration in positive fundamental trends, a continuation of strong investor demand and favorable supply/demand dynamics.
Our legacy, non-agency residential mortgage portfolio posted the strongest gains, led by bonds backed by lower quality collateral, namely Subprime and Option adjustable rate mortgage bonds. These bonds tend to exhibit higher sensitivity to improvement in fundamentals and can feature higher structural leverage. Residential housing markets continued to strengthen, employment gains continued apace which, together with constructive supply and demand dynamics within the housing market, drove annual home price appreciation above 6% year-over-year, according the S&P CoreLogic Case-Shiller U.S. National Home Price Index.5
Fundamental trends were also positive in commercial real estate, though we did note dispersion across market segments and geographies. U.S. commercial real estate prices in aggregate increased 7.1% in 2017 according to the RCA CPPI U.S. National All-Property Index.6 However, performance varied significantly by property type and market. Retail increased just 1% while Apartments outperformed—increasing approximately 11% in value. Major markets also outperformed secondary and tertiary markets by approximately 200 bps year-over-year. Prices now sit more than 23% above their peak before the global financial crisis a decade ago.
Our outlook remains positive for securitized credit, though we expect returns to be lower going forward due to the current tightness in aggregate credit spreads. The fundamental trends continue to strengthen, with analyst forecasts calling for the unemployment rate to dip below 3.5% by the end of 2018, and wage inflation is improving. We believe that these positive trends will continue to be reflected in improvements in prepayment speeds and recovery rates within our legacy residential mortgage pools. Within commercial mortgages, we favor single-asset, single-borrower opportunities where we can precisely target our investments. As we are late in the cycle, we view conduit commercial mortgage credit to be unattractive due aggressive underwriting. As we expect interest rates to slowly continue to rise, we believe the demand for floating-rate securities will increase.

5 The S&P CoreLogic Case-Shiller U.S. National Home Price NSA Index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated monthly. It is included in the S&P CoreLogic Case-Shiller Home Price Index Series which seeks to measure changes in the total value of all existing single-family housing stock. https://us.spindices.com/indices/real-estate/sp-corelogic-case-shiller-us-national-home-price-nsa-index.
6 The RCA Commercial Property Price Indices (RCA CPPI™) are a suite of price indices developed and published by Real Capital Analytics. They are transaction-based and accurately measure commercial real estate price movements using repeat-sales regression methodology. The RCA CPPI measure the actual price experience of property investors – the capital appreciation component of total return, by quantifying the change in prices based on empirical results of validated transactions. https://www.rcanalytics.com/our-data/rca_cppi.
GLOBAL INFRASTRUCTURE EQUITIES
Global infrastructure equities delivered positive returns in 2017, with the Dow Jones Brookfield Global Infrastructure Composite Index7 posting a gain of 15.8%. Regional returns were particularly strong in Europe, where listed infrastructure stocks rose 27.2%. The Asia Pacific and Americas regions of the Dow Jones Brookfield Global Infrastructure Index returned 24.0% and 10.0%, respectively. By sector, Toll Roads gained 43.1%, followed by Airports (39.5%), Diversified (36.8%), Communications (33.9%), Water (20.0%), Ports (7.7%), Oil & Gas Storage & Transportation (6.4%) and Electricity Transmission & Distribution (4.4%).
U.S. communication tower stocks performed very well during the year. Positive demand drivers including increased data usage, deployment of new technologies and the pending rollout of The First Responder Network Authority (FirstNet) provided tailwinds for the sector during the year. Transport stocks also performed well in 2017. Notably,
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European airports and toll roads benefitted from an expanding economy, as well as capital flows into the region following the outcome of regional elections in which several populist candidates were defeated.
Performance among utilities was mixed in 2017. U.K. water and electric utilities underperformed amid uncertainties related to Brexit, currency and in some cases possible nationalization of assets if the labor party gains control of the government. Gas utilities in China/Hong Kong performed well as regulation around their allowed returns became more transparent. In the U.S., while some transmission & distribution operators produced double-digit returns, wildfires in California had a significantly negative impact on two public utilities in the state.
Lastly, energy infrastructure lagged the broader asset class in 2017 as investor sentiment failed to keep pace with positive fundamentals including rising energy prices.
If infrastructure stocks trade more in-line with our estimation of appropriate risk-adjusted cost of capital (which varies by sector), we see the potential for double-digit upside in some groups. However, we also see equal downside risk among sectors most exposed to certain factors, notably rising interest rates or adverse regulatory changes. We are being particularly selective within rate-sensitive sectors, as we do not believe the prospect for higher interest rates is appropriately discounted at current levels.

7 The Dow Jones Brookfield Global Infrastructure Composite Index is calculated and maintained by S&P Dow Jones Indices and comprises infrastructure companies with at least 70% of its annual cash flows derived from owning and operating infrastructure assets, including Master Limited Partnerships (MLPs).
US ENERGY MLP EQUITIES
U.S. Energy MLP equities, as measured by the Alerian MLP Index8, declined 6.5% in 2017 as investor sentiment failed to keep pace with positive fundamentals including rising energy prices and growing U.S. oil and gas production volumes. However, that trend began to reverse in the final weeks of the year, with U.S. Energy MLPs delivering strong performance in December.

8 The Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships ("MLPs") calculated by Standard & Poor's using a float-adjusted market-capitalization methodology. The index is disseminated by the New York Stock Exchange real-time on a price return basis (NYSE: AMZ) and on a total-return basis (NYSE: AMZX).
GLOBAL REAL ESTATE EQUITIES
Global real estate equities, as measured by the FTSE EPRA/NAREIT Developed Index9 returned 11.4%. By region, Europe returned 29.1%, followed by Asia Pacific (up 16.1%) and North America (up 4.6%).
European real estate equities benefitted from an expanding economy, as well as capital flows into the region following the outcome of regional elections in which a number of populist candidates were defeated. In the Asia Pacific region, real estate stocks performed particularly well in China and Hong Kong, following a period of underperformance immediately following the U.S. presidential election in 2016. Returns were also strong across all property types in Singapore. Fundamentals in the region have improved – particularly within the residential sector where supply has moderated, and affordability is better compared to the recent past.
By U.S. property type, Industrial gained 23.3%, followed by Diversified (9.6%), Hotels (7.4%), Residential (6.2%), Mixed (5.2%), Office (5.1%), Self Storage (3.6%) and Healthcare (0.7%). Retail was the only property type to post negative returns (down 4.8%) during the year.
Industrial benefitted from strong fundamentals as e-commerce continues to be a major demand driver for the sector. Datacenters and communication tower stocks also performed very well in 2017, benefiting from increased demand for data consumption and transmission. Hotels benefitted from the improving economic outlook throughout the global economy. Conversely, the retail sector declined amid concerns around the prospect for tenant bankruptcies, store closures and the threat from e-commerce. Healthcare stocks, while slightly positive for the year, struggled amid sector-specific fundamental headwinds, as well as the prospect for higher interest rates.
2017 Annual Report7

Brookfield Real Assets Income Fund Inc.

In our view, the U.S. economy remains healthy as we continue to see job growth and improving GDP—both of which are positive for real estate. We believe the recent tax bill could help stimulate the economy further and help accelerate or extend the current business cycle. Despite these positives for the overall economy, we continue to view the real estate market with a cautious eye. Interest rates have likely reached their cyclical low and are likely to drift higher over time, which could potentially present a risk to real estate values.
Outside the U.S., we continue to see better value opportunities in the U.K. compared to Continental Europe and are encouraged by the progress made so far in the Brexit negotiations. We favor exposure to London office properties, where we believe the public market discount is widest and where we believe negative market sentiment has created the greatest opportunity. In the Asia Pacific region, we have seen reflationary government policy in China through relaxed credit standards and housing policies, as well as increased infrastructure spending. We believe some of the inflationary policies in China could be reversed which would likely lead to a slowdown in economic growth. We continue to see attractive opportunities in the Singapore market as the government begins to ease or reverse many measures designed to cool the property market over the last several years. We see the potential for a recovery in the country’s property market as these measures are reversed and growth returns.

9 The FTSE EPRA/NAREIT Developed Index is calculated by the FTSE Group. Performance is calculated by price, total return and net total return and the Index is calculated daily. Constituents must meet minimum market capitalization, liquidity requirements, and real estate activity requirements in order to be included within the Index. North American and Asian companies must be of a minimum of US$200 million in market capitalization with liquidity of US$100 million. European companies are bound by €50 million (approximately $60 million) market cap minimum and liquidity of €25 million (approximately $30 million).
Indices are not managed and an investor cannot invest directly in an index.
OUTLOOK FOR THE FUND
We believe the current economic and market environments are positive for real assets. Our view is that global economic growth, inflation and interest rates should all move modestly higher. U.S. tax reform may be powerful fiscal stimulus as corporate tax rates are reduced from a maximum of 35% to a flat rate of 21%; and as U.S. corporations can fully expense capital investments made through 2022. We are seeing moderate amounts of wage inflation beginning to materialize. We believe that real assets are well positioned if inflation begins to move higher from current levels.
From an asset allocation perspective, we maintain a keen eye on economic trends and central bank actions around the globe. While these uncertainties can increase volatility, they afford allocators, like ourselves, the opportunity to add value by adjusting allocations across the real asset landscape where we see particular opportunities.
Forward-Looking Information
This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
Disclosure
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.
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The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, as described in the Fund’s prospectus. These objectives will not necessarily be achieved in all interest rate environments. The leverage strategy of the Fund assumes a positive slope to the yield curve (short-term interest rates lower than long-term rates). Otherwise, the benefits of leverage will be reduced or eliminated completely. The use of leverage involves risk, including the potential for higher volatility and greater declines of the Fund’s net asset value, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others.
This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the case, of the results obtained from the use of such content.
THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.
Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.
Fixed income investing entails credit and interest rate risks. Interest rate risk is the risk that rising interest rates or an expectation of rising interest rates in the near future will cause the values of the Fund’s investments to decline. Risks associated with rising interest rates are heightened given that rates in the U.S. are at or near historic lows. When interest rates rise, bond prices generally fall, and the value of the portfolio can fall. Below-investment-grade (“high yield” or "junk") bonds are more at risk of default and are subject to liquidity risk. Mortgage-backed securities are subject to prepayment risk. Foreign investments may be volatile and involve additional expenses and special risks, including currency fluctuations, foreign taxes, regulatory and geopolitical risks. Emerging and developing market investments may be especially volatile. Derivative instruments entail higher volatility and risk of loss compared to traditional stock or bond investments.
These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2017 and subject to change based on subsequent developments.
2017 Annual Report9

Brookfield Real Assets Income Fund Inc.
Portfolio Characteristics (Unaudited)
December 31, 2017

PORTFOLIO STATISTICS
Annualized distribution rate[1]	10.22%
Weighted average coupon	4.72%
Weighted average life	5.10 years
Percentage of leveraged assets	22.01%
Total number of holdings	329

ASSET ALLOCATION[2]
Corporate Credit
— Real Estate	9.4%
— Infrastructure	23.3%
— Natural Resources	9.0%
— Other	0.4%
Total Corporate Credit	42.1%
Securitized Credit
— Residential Mortgage-Backed Securities	36.9%
— Commercial Mortgage-Backed Securities	6.8%
— Other	6.2%
Total Securitized Credit	49.9%
Real Asset Equities
— Real Estate	12.0%
— Infrastructure	7.8%
— MLP	8.9%
Total Real Asset Equities	28.7%
Liabilities in Excess of Other Assets	(20.7)%
Total	100.0%

FIXED INCOME ASSETS BY CREDIT RATING[3]
BBB and Above	10.4%
BB	30.7%
B	15.8%
CCC and Below	21.5%
Unrated	21.6%
Total	100.0%

1The distribution rate referenced above is calculated as the annualized amount of the most recent monthly distribution declared divided by the December 31, 2017 stock price. This calculation does not include any non-income items such as loan proceeds or borrowings. The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. Year-to-date through December 31, 2017, 23% of the Fund's distributions is a return of capital.
2Percentages are based on net assets.
3Percentages are based on total market value of fixed income securities.
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Schedule of Investments
December 31, 2017

	Principal Amount (000s)	Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS – 0.4%
U.S. Government Agency Collateralized Mortgage Obligations – 0.0%
Federal National Mortgage Association
Series 1997-79, Class PL, 6.85%, 12/18/27	$ 112	$ 124,739
Total U.S. Government Agency Collateralized Mortgage Obligations		124,739
U.S. Government Agency Pass-Through Certificates – 0.4%
Federal Home Loan Mortgage Corporation
Pool C69047, 7.00%, 06/01/32 [1]	211	230,450
Pool C56878, 8.00%, 08/01/31	44	45,216
Pool C58516, 8.00%, 09/01/31	36	36,510
Pool C59641, 8.00%, 10/01/31 [1]	131	147,515
Pool C55166, 8.50%, 07/01/31	93	98,079
Pool C55167, 8.50%, 07/01/31	57	58,591
Pool C55169, 8.50%, 07/01/31	56	57,330
Pool G01466, 9.50%, 12/01/22	56	59,092
Pool 555559, 10.00%, 03/01/21	1	1,385
Pool 555538, 10.00%, 03/01/21	1	1,292
Federal National Mortgage Association
Pool 761836, 6.00%, 06/01/33 [1]	300	334,632
Pool 948362, 6.50%, 08/01/37	48	52,460
Pool 645912, 7.00%, 06/01/32 [1]	194	211,281
Pool 645913, 7.00%, 06/01/32 [1]	292	320,224
Pool 650131, 7.00%, 07/01/32 [1]	264	289,577
Pool 827853, 7.50%, 10/01/29	27	27,354
Pool 545990, 7.50%, 04/01/31 [1]	327	362,128
Pool 255053, 7.50%, 12/01/33	95	106,549
Pool 735576, 7.50%, 11/01/34 [1]	372	435,226
Pool 896391, 7.50%, 06/01/36	86	94,125
Pool 735800, 8.00%, 01/01/35 [1]	288	332,048
Pool 636449, 8.50%, 04/01/32 [1]	238	262,139
Pool 458132, 8.79%, 03/15/31 [1]	192	207,279
Pool 852865, 9.00%, 07/01/20 [1]	118	122,864
Pool 545436, 9.00%, 10/01/31 [1]	168	195,287
Total U.S. Government Agency Pass-Through Certificates		4,088,633
Total U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $3,932,248)		4,213,372
SECURITIZED CREDIT – 49.5%
Commercial Mortgage-Backed Securities – 6.8%
Class B Notes
Moreland Avenue, 9.23%, 11/01/20 [2,3,4,5]	225	225,000
Browns Bridge, 9.50%, 11/01/20 [2,3,4,5]	118	118,000
Fayetteville, 9.50%, 11/01/20 [2,3,4,5]	48	48,000
Lee & White, 9.50%, 11/01/20 [2,3,4,5]	91	91,000
Marshalls, 9.50%, 11/01/20 [2,3,4,5]	386	386,000
North River, 9.50%, 11/01/20 [2,3,4,5]	186	186,154
Town and Country, 9.50%, 11/01/20 [2,3,4,5]	491	491,444
Crossroads, 9.50%, 11/01/20 [2,3,4,5]	170	170,000
Urschel Port - Cumberland Crossing, 10.00%, 03/01/19 [2,3,4,5]	1,050	1,050,000

See Notes to Financial Statements.
2017 Annual Report11

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2017

	Principal Amount (000s)	Value
SECURITIZED CREDIT (continued)
Urschel Port - Solana Mar Apartments, 10.00%, 03/01/19 [2,3,4,5]	$ 1,245	$ 1,245,000
Urschel Port - Vale Park Village Apartments, 10.00%, 03/01/19 [2,3,4,5]	1,270	1,270,000
St. Louis Holiday Inn, 10.08%, 07/01/20 [2,3,4,5]	2,000	1,942,400
Cedar Park Medical Center, 11.00%, 06/01/19 [2,3,4,5]	600	600,000
901 Ponce de Leon Blvd, 11.00%, 09/01/19 [2,3,4,5]	1,765	1,765,020
Credit Suisse Commercial Mortgage Trust
Series 2006-C1, Class K, 5.70%, 02/15/39 [3,6,7]	2,512	193,603
Hilton USA Trust
Series 2016-HHV, Class E, 4.19%, 11/05/38 [3,6,7]	20,000	18,245,466
Morgan Stanley Capital I Trust
Series 2007-T25, Class AJ, 5.57%, 11/12/49 [7]	8,517	8,592,015
Series 2007-T27, Class AJ, 5.95%, 06/11/42 [7]	2,944	3,045,576
Morgan Stanley Capital I, Inc.
Series 1998-HF1, Class K, 6.19%, 03/15/30 [3,4,6]	23	23,166
Wachovia Bank Commercial Mortgage Trust
Series 2007-C31, Class L, 5.13%, 04/15/47 [3,6]	477	5
Series 2005-C20, Class F, 5.43%, 07/15/42 [3,6,7]	2,732	2,631,082
Waldorf Astoria Boca Raton Trust
Series 2016-BOCA, Class E, 5.83% (1 Month LIBOR USD + 4.35%), 06/15/29 [3,6,7]	20,000	20,055,590
Total Commercial Mortgage-Backed Securities		62,374,521
Interest-Only Securities – 0.8%
Government National Mortgage Association
Series 2010-132, Class IO, 0.41%, 11/16/52 [3,7]	1,047	38,840
JP Morgan Mortgage Trust
Series 2015-4, Class 2X1, 0.29%, 06/25/45 [3,6,7]	97,243	1,309,899
Series 2014-5, Class AX4, 0.50%, 10/25/29 [3,6,7]	12,147	150,587
Vendee Mortgage Trust
Series 1997-2, Class IO, 0.00%, 06/15/27 [3,7]	7,017	7
Voyager CNTYW Delaware Trust
Series 2009-1, Class 3QB1, 1.73%, 03/16/30 [3,6,7]	6,234	5,364,270
Total Interest-Only Securities		6,863,603
Other – 5.5%
Conseco Finance Securitizations Corp.
Series 2001-4, Class A4, 7.36%, 08/01/32 [7]	88	91,645
GMACM Home Equity Loan Trust
Series 2007-HE2, Class A2, 6.05%, 12/25/37 [7]	1,805	1,764,660
Series 2007-HE2, Class A3, 6.19%, 12/25/37 [7]	3,477	3,401,278
GMACM Home Loan Trust
Series 2006-HLTV, Class A5, 6.01%, 10/25/29 [8]	3,745	3,834,030
Greenpoint Manufactured Housing
Series 1999-1, Class A5, 6.77%, 08/15/29 [7]	9,039	8,888,366
Irwin Home Equity Loan Trust
Series 2006-1, Class 2A3, 6.27%, 09/25/35 [6,8]	2,999	3,046,232
Lehman ABS Manufactured Housing Contract Trust
Series 2001-B, Class M1, 6.63%, 04/15/40 [7]	10,017	10,654,863
LNR CDO V Ltd.
Series 2007-1A, Class F, 3.00% (1 Month LIBOR USD + 1.45%) , 12/26/49 [4,6,7]	3,750	5,062

See Notes to Financial Statements.
12Brookfield Investment Management Inc.

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2017

	Principal Amount (000s)	Value
SECURITIZED CREDIT (continued)
Mid-State Capital Corporation Trust
Series 2004-1, Class M1, 6.50%, 08/15/37	$ 3,090	$ 3,343,350
Series 2004-1, Class M2, 8.11%, 08/15/37	2,546	2,875,673
Series 2004-1, Class B, 8.90%, 08/15/37	772	875,544
Mid-State Trust X
Series 10, Class B, 7.54%, 02/15/36	4,019	4,317,809
Oakwood Mortgage Investors, Inc.
Series 2001-E, Class A4, 6.81%, 12/15/31	6,377	6,605,057
Series 2001-D, Class A4, 6.93%, 09/15/31 [7]	868	774,902
Total Other		50,478,471
Residential Mortgage-Backed Securities – 36.4%
ACE Securities Corporation Home Equity Loan Trust
Series 2006-OP1, Class A2D, 1.79% (1 Month LIBOR USD + 0.24%), 04/25/36 [7,8]	6,740	6,010,267
Alternative Loan Trust
Series 2007-OA3, Class 1A1, 1.69% (1 Month LIBOR USD + 0.14%), 04/25/47 [7,8]	13,696	12,026,100
Series 2005-51, Class 4A1, 1.82% (1 Month LIBOR USD + 0.32%), 11/20/35 [7,8]	3,155	2,903,990
Series 2007-2CB, Class 2A11, 1.95% (1 Month LIBOR USD + 0.40%), 03/25/37 [7]	4,807	3,071,743
Series 2006-19CB, Class A9, 2.25% (1 Month LIBOR USD + 0.70%), 08/25/36 [7]	3,837	2,781,368
Series 2007-12T1, Class A22, 5.75%, 06/25/37	2,896	2,370,676
Series 2007-15CB, Class A5, 5.75%, 07/25/37	1,564	1,388,258
Series 2007-15CB, Class A2, 5.75%, 07/25/37	1,700	1,508,188
Series 2006-29T1, Class 2A5, 6.00%, 10/25/36	2,402	2,030,221
Series 2006-45T1, Class 2A5, 6.00%, 02/25/37	3,889	3,319,049
Series 2006-29T1, Class 2A6, 6.50%, 10/25/36	3,770	3,300,268
Series 2006-23CB, Class 2A7, 22.19% (1 Month LIBOR USD + 28.40%), 08/25/36 [3,7,9]	1,815	2,497,786
Series 2006-29T1, Class 3A3, 62.70% (1 Month LIBOR USD + 78.40%), 10/25/36 [3,7,9]	738	2,406,736
BCAP LLC Trust
Series 2010-RR6, Class 1910, 1.62% (1 Month LIBOR USD +0.33%), 11/26/35 [6,7,8]	8,155	7,761,113
Series 2010-RR5, Class 5A10, 1.62% (1 Month LIBOR USD + 0.33%), 11/26/35 [6,7]	6,467	6,132,358
Series 2012-RR4, Class 5A6, 3.17%, 05/26/36 [3,4,6,7]	7,848	6,983,996
Series 2013-RR2, Class 3A2, 3.21%, 03/26/36 [3,4,6,7]	5,350	4,989,326
Chase Mortgage Finance Trust
Series 2005-A2, Class 3A2, 3.25%, 01/25/36 [7]	2,541	2,388,175
CHL Mortgage Pass-Through Trust
Series 2006-20, Class 1A18, 2.20% (1 Month LIBOR USD + 0.65%), 02/25/37 [7]	7,793	5,393,152
Series 2006-HYB5, Class 3A1B, 3.58%, 09/20/36 [7]	3,813	3,097,923
Series 2007-5, Class A29, 5.50%, 05/25/37	398	354,344
Series 2004-21, Class A10, 6.00%, 11/25/34	160	165,713
Series 2007-18, Class 1A1, 6.00%, 11/25/37	486	440,745
Citigroup Mortgage Loan Trust
Series 2009-11, Class 8A2, 3.20%, 04/25/45 [6,7]	3,244	3,001,002
Series 2012-6, Class 2A2, 3.31%, 08/25/36 [6,7]	16,187	15,887,538
Series 2007-AR5, Class 1A2A, 3.50%, 04/25/37 [7]	2,217	2,006,515
Series 2009-6, Class 19A2, 6.00%, 03/25/36 [3,6,7]	4,097	3,569,475
Credit Suisse Mortgage Trust
Series 2011-10R, Class 3A2, 3.59%, 09/27/36 [6,7]	4,616	4,171,717
First Horizon Alternative Mortgage Securities Trust
Series 2005-FA8, Class 1A6, 2.20% (1 Month LIBOR USD + 0.65%), 11/25/35 [7]	2,657	1,877,082

See Notes to Financial Statements.
2017 Annual Report13

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2017

	Principal Amount (000s)	Value
SECURITIZED CREDIT (continued)
Series 2005-FA9, Class A1, 2.25% (1 Month LIBOR USD + 0.70%), 12/25/35 [7]	$ 2,346	$ 1,756,491
GSAMP Trust
Series 2006-NC2, Class A2C, 1.70% (1 Month LIBOR USD + 0.15%), 06/25/36 [7,8]	757	495,831
Series 2006-HE8, Class A2C, 1.72% (1 Month LIBOR USD + 0.17%), 01/25/37 [7,8]	13,100	12,091,915
GSR Mortgage Loan Trust
Series 2007-1F, Class 4A1, 1.85% (1 Month LIBOR USD + 0.30%), 01/25/37 [7]	11,239	6,428,983
Home Equity Asset Trust
Series 2006-7, Class 2A3, 1.70% (1 Month LIBOR USD + 0.15%), 01/25/37 [7,8]	9,616	7,505,253
IndyMac INDA Mortgage Loan Trust
Series 2007-AR1, Class 1A1, 3.62%, 03/25/37 [7]	2,164	2,108,251
Series 2007-AR3, Class 1A1, 3.95%, 07/25/37 [7]	3,728	3,407,425
IXIS Real Estate Capital Trust
Series 2007-HE1, Class A1, 1.61% (1 Month LIBOR USD + 0.06%), 05/25/37 [7,8]	3,017	1,163,253
Series 2006-HE3, Class A2, 1.65% (1 Month LIBOR USD + 0.10%), 01/25/37 [7,8]	852	396,265
Series 2007-HE1, Class A2, 1.66% (1 Month LIBOR USD + 0.11%), 05/25/37 [7,8]	4,804	1,863,404
Series 2006-HE2, Class A3, 1.71% (1 Month LIBOR USD + 0.16%), 08/25/36 [7,8]	15,793	6,712,133
Series 2007-HE1, Class A3, 1.71% (1 Month LIBOR USD + 0.16%), 05/25/37 [7,8]	1,481	578,002
Series 2007-HE1, Class A4, 1.78% (1 Month LIBOR USD + 0.23%), 05/25/37 [7,8]	2,808	1,105,226
Series 2006-HE1, Class A4, 2.15% (1 Month LIBOR USD + 0.60%), 03/25/36 [7,8]	589	391,310
JP Morgan Mortgage Trust
Series 2003-A1, Class B4, 3.19%, 10/25/33 [7]	135	74,356
Series 2003-A2, Class B4, 3.42%, 11/25/33 [7]	78	7,077
JP Morgan Resecuritization Trust
Series 2012-2, Class 1A8, 3.35%, 03/26/37 [3,4,6,7]	5,559	5,094,481
MASTR Asset Backed Securities Trust
Series 2006-NC3, Class A3, 1.65% (1 Month LIBOR USD + 0.10%), 10/25/36 [7,8]	4,033	2,587,395
Series 2006-NC2, Class A4, 1.70% (1 Month LIBOR USD + 0.15%), 08/25/36 [7,8]	10,446	5,744,219
Series 2006-NC3, Class A4, 1.71% (1 Month LIBOR USD + 0.16%), 10/25/36 [7,8]	6,804	4,403,376
Series 2006-HE5, Class A3, 1.71% (1 Month LIBOR USD + 0.16%), 11/25/36 [7,8]	16,565	11,709,621
Series 2006-NC2, Class A5, 1.79% (1 Month LIBOR USD + 0.24%), 08/25/36 [7,8]	516	288,154
Series 2005-NC2, Class A4, 2.25% (1 Month LIBOR USD + 0.70%), 11/25/35 [7,8]	11,261	8,095,058
Nomura Resecuritization Trust
Series 2013-1R, Class 3A12, 1.49% (1 Month LIBOR USD + 0.16%), 10/26/36 [6,7,8]	24,308	23,277,874
Series 2014-1R, Class 2A11, 1.93% (1 Month LIBOR USD + 0.13%), 02/26/37 [3,6,7]	33,092	25,024,843
Series 2015-11R, Class 4A5, 3.08%, 06/26/37 [4,6,7]	3,117	2,053,669
Series 2014-6R, Class 5A7, 3.31%, 04/26/37 [4,6,7]	8,776	7,523,942
Series 2015-1R, Class 3A7, 3.54%, 03/26/37 [4,6,7]	5,692	4,378,864
Series 2015-4R, Class 3A8, 3.60%, 02/26/36 [4,6,7]	19,700	15,653,913
Series 2014-2R, Class 1A7, 3.64%, 01/26/36 [4,6,7]	3,191	2,900,693
Series 2015-1R, Class 4A7, 3.64%, 12/26/37 [4,6,7]	2,579	2,159,243
Series 2015-6R, Class 2A4, 6.59%, 01/26/37 [3,4,6,7]	15,576	13,002,590
RALI Trust
Series 2007-QO3, Class A1, 1.71% (1 Month LIBOR USD + 0.16%), 03/25/47 [7,8]	3,106	2,836,802
Series 2006-QO7, Class 2A1, 1.91% (12 Month US Treasury Average + 0.85%), 09/25/46 [7]	13,263	11,481,614
Series 2006-QS14, Class A30, 61.07% (1 Month LIBOR USD + 81.25%), 11/25/36 [3,7,9]	122	323,072
Residential Asset Securitization Trust
Series 2005-A13, Class 1A1, 2.25% (1 Month LIBOR USD + 0.70%), 10/25/35 [7]	2,500	2,095,602

See Notes to Financial Statements.
14Brookfield Investment Management Inc.

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2017

	Principal Amount (000s)	Value
SECURITIZED CREDIT (continued)
RFMSI Trust
Series 2007-S3, Class 1A5, 5.50%, 03/25/37	$ 3,129	$ 2,894,398
Securitized Asset Backed Receivables LLC Trust
Series 2006-NC3, Class A2B, 1.70% (1 Month LIBOR USD + 0.15%), 09/25/36 [7,8]	7,217	3,871,322
Series 2007-NC1, Class A2B, 1.70% (1 Month LIBOR USD + 0.15%), 12/25/36 [7,8]	5,034	3,066,090
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2007-OA1, Class A1A, 1.76% (12 Month US Treasury Average + 0.70%), 02/25/47 [7]	3,866	3,418,448
Series 2007-HY5, Class 1A1, 2.97%, 05/25/37 [7]	4,924	4,503,703
Series 2007-HY5, Class 3A1, 3.24%, 05/25/37 [7]	2,235	2,117,236
Wells Fargo Mortgage Backed Securities Trust
Series 2005-2, Class 1B1, 5.50%, 04/25/35	4,147	3,844,160
Total Residential Mortgage-Backed Securities		334,270,381
Total SECURITIZED CREDIT (Cost $458,486,308)		453,986,976
CORPORATE CREDIT – 42.1%
Automotive – 0.0%
Motors Liquidation Co., 0.00%, 07/15/33 [2,4,10]	8,250	825
Basic Industrial – 1.3%
Hexion, Inc., 9.00%, 11/15/20	2,375	1,775,313
INEOS Group Holdings SA, 5.63%, 08/01/24 [1,6,11]	8,975	9,356,437
Kinross Gold Corp., 4.50%, 07/15/27 [6,11]	575	578,594
Total Basic Industrial		11,710,344
Construction & Building Materials – 2.0%
PulteGroup, Inc., 6.38%, 05/15/33 [1,12]	6,925	7,756,000
Toll Brothers Finance Corp., 4.88%, 11/15/25 [12]	9,675	10,110,375
Total Construction & Building Materials		17,866,375
Diversified – 0.3%
New Albertson's, Inc., 7.75%, 06/15/26 [12]	3,425	3,082,500
Energy – 4.0%
EP Energy LLC, 6.38%, 06/15/23	3,725	2,011,500
EP Energy LLC, 8.00%, 11/29/24 [6]	4,950	5,110,875
ION Geophysical Corp., 9.13%, 12/15/21 [6]	2,050	2,014,125
MEG Energy Corp., 6.50%, 01/15/25 [6,11]	9,375	9,257,813
Pattern Energy Group, Inc., 5.88%, 02/01/24 [6,12]	7,125	7,481,250
Puma International Financing SA, 6.75%, 02/01/21 [6,11]	20	20,352
Puma International Financing SA, 5.13%, 10/06/24 [6,11]	2,800	2,855,395
Range Resources Corp., 5.75%, 06/01/21 [1]	4,100	4,253,750
Range Resources Corp., 4.88%, 05/15/25	100	96,500
Trinidad Drilling Ltd., 6.63%, 02/15/25 [6,11,12]	4,025	3,823,750
Total Energy		36,925,310
Health Facilities – 3.0%
HCA, Inc., 5.25%, 06/15/26 [1,12]	14,825	15,714,500
Kindred Healthcare, Inc., 6.38%, 04/15/22 [1]	4,700	4,770,500
Tenet Healthcare Corp., 8.13%, 04/01/22	6,825	6,944,437
Total Health Facilities		27,429,437

See Notes to Financial Statements.
2017 Annual Report15

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2017

	Principal Amount (000s)	Value
CORPORATE CREDIT (continued)
Infrastructure Services – 0.9%
Terex Corp., 5.63%, 02/01/25 [6]	$ 875	$ 914,375
United Rentals North America, Inc., 5.75%, 11/15/24 [12]	6,100	6,420,250
United Rentals North America, Inc., 5.50%, 05/15/27	1,200	1,263,000
Total Infrastructure Services		8,597,625
Leisure – 2.9%
Boyd Gaming Corp., 6.38%, 04/01/26 [12]	9,150	9,859,125
GLP Capital LP, 5.38%, 04/15/26 [12]	6,600	7,078,500
MGM Growth Properties Operating Partnership LP, 5.63%, 05/01/24 [1]	9,275	9,877,875
Total Leisure		26,815,500
Media – 4.4%
CCO Holdings LLC, 5.75%, 01/15/24	7,450	7,654,875
CCO Holdings LLC, 5.88%, 05/01/27 [1,6,12]	6,050	6,231,500
Comcast Corp., 3.15%, 02/15/28	6,525	6,545,855
CSC Holdings LLC, 10.88%, 10/15/25 [1,6]	5,128	6,102,320
CSC Holdings LLC, 5.25%, 06/01/24 [1]	9,425	9,283,625
Mediacom Broadband LLC, 6.38%, 04/01/23	4,550	4,675,125
Total Media		40,493,300
Metals & Mining – 3.7%
AK Steel Corp., 7.63%, 10/01/21 [1]	7,425	7,703,437
AK Steel Corp., 7.00%, 03/15/27	1,425	1,449,938
Alcoa Nederland Holding BV, 7.00%, 09/30/26 [6,11,12]	7,200	8,082,000
ArcelorMittal, 6.13%, 06/01/25 [11,12]	4,975	5,727,469
Hudbay Minerals, Inc., 7.63%, 01/15/25 [6,11]	9,800	10,731,000
Total Metals & Mining		33,693,844
Oil Gas Transportation & Distribution – 6.6%
AmeriGas Partners LP, 5.50%, 05/20/25 [12]	3,725	3,762,250
Antero Midstream Partners LP, 5.38%, 09/15/24 [12]	4,050	4,171,500
Blue Racer Midstream LLC, 6.13%, 11/15/22 [1,6,12]	7,300	7,610,250
Crestwood Midstream Partners LP, 6.25%, 04/01/23 [1]	6,075	6,313,140
Dynagas LNG Partners LP, 6.25%, 10/30/19 [11]	2,250	2,266,875
Ferrellgas Partners LP, 8.63%, 06/15/20 [1]	4,575	3,900,188
Global Partners LP, 6.25%, 07/15/22 [1]	4,125	4,238,437
Holly Energy Partners LP, 6.00%, 08/01/24 [6]	5,700	5,942,250
LBC Tank Terminals Holding Netherlands BV, 6.88%, 05/15/23 [6,11,12]	3,325	3,462,156
MPLX LP, 4.88%, 12/01/24 [1]	7,000	7,545,297
Targa Pipeline Partners LP, 5.88%, 08/01/23 [12]	5,725	5,739,312
Targa Resources Partners LP, 5.25%, 05/01/23 [12]	5,000	5,112,500
Total Oil Gas Transportation & Distribution		60,064,155
Real Estate – 1.2%
Hospitality Properties Trust, 4.95%, 02/15/27 [1]	3,500	3,691,175
Lamar Media Corp., 5.38%, 01/15/24 [12]	7,000	7,315,000
Total Real Estate		11,006,175
Services – 0.1%
Ashtead Capital, Inc., 5.63%, 10/01/24 [6]	325	344,500

See Notes to Financial Statements.
16Brookfield Investment Management Inc.

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2017

	Principal Amount (000s)	Value
CORPORATE CREDIT (continued)
H&E Equipment Services, Inc., 5.63%, 09/01/25 [6]	$ 700	$ 731,500
Total Services		1,076,000
Specialty Retail – 0.3%
L Brands, Inc., 7.60%, 07/15/37 [1,12]	2,875	2,939,688
Telecommunication Services – 6.9%
CenturyLink, Inc., 7.65%, 03/15/42 [12]	10,925	9,627,656
CyrusOne LP, 5.38%, 03/15/27 [6]	5,825	6,116,250
Frontier Communications Corp., 11.00%, 09/15/25 [12]	6,725	4,942,876
Level 3 Financing, Inc., 5.38%, 05/01/25 [1,12]	9,925	9,912,594
Qwest Capital Funding, Inc., 6.88%, 07/15/28	350	301,000
SBA Communications Corp., 4.88%, 07/15/22	2,875	2,954,063
SBA Communications Corp., 4.88%, 09/01/24	5,475	5,625,562
Sprint Capital Corp., 6.88%, 11/15/28	1,050	1,056,563
T-Mobile USA, Inc., 6.63%, 04/01/23 [12]	5,240	5,462,700
Windstream Services LLC, 6.38%, 08/01/23 [6,12]	9,423	5,653,800
Zayo Group LLC, 6.00%, 04/01/23 [1]	9,050	9,426,027
Zayo Group LLC, 5.75%, 01/15/27 [6]	2,450	2,499,000
Total Telecommunication Services		63,578,091
Transportation – 1.3%
DP World Ltd., 6.85%, 07/02/37 [6,11,12]	2,450	3,013,662
Teekay Offshore Partners LP, 6.00%, 07/30/19 [11]	3,750	3,731,250
Watco Companies LLC, 6.38%, 04/01/23 [6,12]	5,050	5,226,750
Total Transportation		11,971,662
Utility – 3.2%
AES Corp., 4.88%, 05/15/23 [12]	4,250	4,329,688
AES Corp., 5.50%, 03/15/24 [12]	1,400	1,456,000
Calpine Corp., 5.75%, 01/15/25	5,375	5,079,375
Dynegy, Inc., 6.75%, 11/01/19 [1]	4,445	4,567,237
NRG Energy, Inc., 6.25%, 07/15/22 [1]	6,100	6,344,000
NRG Yield Operating LLC, 5.38%, 08/15/24 [12]	7,275	7,529,625
Total Utility		29,305,925
Total CORPORATE CREDIT (Cost $384,370,269)		386,556,756

	Shares	Value
COMMON STOCKS – 28.7%
Airports – 0.3%
Auckland International Airport Ltd. [11]	196,400	$ 901,534
Beijing Capital International Airport Company Ltd. [11]	265,800	400,074
Flughafen Zurich AG [11]	3,900	891,411
Grupo Aeroportuario del Pacifico SAB de CV [11]	37,800	388,333
Total Airports		2,581,352
Communications – 1.6%
American Tower Corp. [12]	53,700	7,661,379
Cellnex Telecom SA [6,11]	18,100	463,095

See Notes to Financial Statements.
2017 Annual Report17

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Crown Castle International Corp.	20,000	$ 2,220,200
Eutelsat Communications SA [11]	25,000	578,812
SBA Communications Corp. [13]	21,000	3,430,560
Total Communications		14,354,046
Datacenters – 0.4%
Equinix, Inc.	4,900	2,220,778
QTS Realty Trust, Inc.	32,300	1,749,368
Total Datacenters		3,970,146
Diversified – 1.6%
City Developments Ltd. [11]	287,700	2,675,645
Dexus [11]	332,700	2,524,717
Land Securities Group PLC [11]	305,350	4,148,700
Merlin Properties Socimi SA [11]	225,500	3,054,182
The GPT Group [11]	252,400	1,004,004
Wharf Real Estate Investment Company Ltd. [11,13]	244,300	1,625,988
Total Diversified		15,033,236
Electricity Transmission & Distribution – 1.1%
Edison International [12]	26,600	1,682,184
National Grid PLC [11]	331,791	3,911,317
PG&E Corp. [13]	43,103	1,932,308
Sempra Energy [12]	20,600	2,202,552
Total Electricity Transmission & Distribution		9,728,361
Gas Utilities – 0.4%
Atmos Energy Corp.	9,100	781,599
China Resources Gas Group Ltd. [11]	147,100	532,440
ENN Energy Holdings Ltd. [11]	66,900	475,824
Italgas SpA [11]	92,100	561,972
Southwest Gas Holdings, Inc.	11,800	949,664
Total Gas Utilities		3,301,499
Healthcare – 0.5%
HCP, Inc.	73,800	1,924,704
Physicians Realty Trust	54,700	984,053
Ventas, Inc.	34,800	2,088,348
Total Healthcare		4,997,105
Hotel – 0.3%
LaSalle Hotel Properties	34,700	974,029
Park Hotels & Resorts, Inc.	60,400	1,736,500
Total Hotel		2,710,529
Industrial – 0.4%
Duke Realty Corp. [12]	75,700	2,059,797
Prologis, Inc.	18,800	1,212,788
Tritax Big Box REIT PLC [11]	396,500	797,111
Total Industrial		4,069,696
Master Limited Partnerships – 8.9%
Archrock Partners LP	61,900	737,229

See Notes to Financial Statements.
18Brookfield Investment Management Inc.

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Boardwalk Pipeline Partners LP [12]	478,100	$ 6,172,271
Cone Midstream Partners LP	25,200	422,604
Enable Midstream Partners LP [12]	117,000	1,663,740
Energy Transfer Partners LP [12]	767,900	13,760,768
EnLink Midstream Partners LP	335,500	5,156,635
Enterprise Products Partners LP [12]	477,200	12,650,572
EQT Midstream Partners LP [12]	84,500	6,176,950
MPLX LP [12]	288,100	10,218,907
Oasis Midstream Partners LP [13]	77,800	1,356,832
Plains All American Pipeline LP [12]	399,100	8,237,424
Rice Midstream Partners LP [12]	251,500	5,399,705
Thunderbird Resources Equity, Inc. [2,4,13]	11	425,422
Western Gas Partners LP [12]	51,600	2,481,444
Williams Partners LP [12]	176,100	6,829,158
Total Master Limited Partnerships		81,689,661
Midstream – 1.0%
Cheniere Energy, Inc. [12,13]	14,100	759,144
Targa Resources Corp. [12]	90,000	4,357,800
The Williams Companies, Inc. [12]	117,700	3,588,673
Total Midstream		8,705,617
Net Lease – 0.3%
Gramercy Property Trust	57,200	1,524,952
MGM Growth Properties LLC	49,100	1,431,265
Total Net Lease		2,956,217
Office – 3.1%
alstria office REIT-AG [11]	132,500	2,047,640
CapitaLand Commercial Trust [11]	789,100	1,136,634
Derwent London PLC [11]	31,900	1,342,913
Gecina SA [11]	10,800	1,994,187
Great Portland Estates PLC [11]	435,700	4,043,603
Hongkong Land Holdings Ltd. [11]	329,500	2,317,648
Hudson Pacific Properties, Inc.	48,700	1,667,975
Hulic REIT, Inc. [11]	270	392,802
Kilroy Realty Corp. [12]	19,500	1,455,675
Mitsubishi Estate Company Ltd. [11]	255,300	4,432,785
Mitsui Fudosan Company Ltd. [11]	169,400	3,788,712
SL Green Realty Corp.	22,400	2,260,832
SOHO China Ltd. [11]	2,588,600	1,511,420
Total Office		28,392,826
Pipelines – 2.1%
APA Group [11]	171,500	1,112,086
Beijing Enterprises Holdings Ltd. [11]	71,000	420,253
Enbridge, Inc. [11,12]	112,309	4,392,292
Inter Pipeline Ltd. [11]	59,400	1,230,057
Kinder Morgan, Inc. [12]	245,100	4,428,957
Kunlun Energy Company Ltd. [11]	407,900	423,946
Pembina Pipeline Corp. [11]	72,900	2,639,363

See Notes to Financial Statements.
2017 Annual Report19

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
TransCanada Corp. [11]	96,000	$ 4,672,458
Total Pipelines		19,319,412
Renewables/Electric Generation – 1.1%
American Electric Power Company, Inc. [12]	18,900	1,390,473
CMS Energy Corp. [12]	25,100	1,187,230
Enel SpA [11]	159,700	982,036
Entergy Corp.	19,400	1,578,966
FirstEnergy Corp. [12]	27,200	832,864
Great Plains Energy, Inc.	24,200	780,208
NRG Energy, Inc.	14,600	415,808
Orsted A/S [6,11]	34,000	1,853,300
Pattern Energy Group, Inc. [12]	38,800	833,812
Total Renewables/Electric Generation		9,854,697
Residential – 1.3%
American Campus Communities, Inc.	30,200	1,239,106
American Homes 4 Rent [12]	107,400	2,345,616
Essex Property Trust, Inc.	7,300	1,762,001
Grand City Properties SA [11]	67,400	1,586,527
Leopalace21 Corp. [11]	131,000	1,017,294
Mid-America Apartment Communities, Inc. [12]	22,700	2,282,712
Vonovia SE [11]	43,229	2,141,874
Total Residential		12,375,130
Retail – 2.2%
Brixmor Property Group, Inc.	65,200	1,216,632
Capital & Counties Properties PLC [11]	274,100	1,181,770
CapitaLand Mall Trust [11]	812,200	1,292,155
DDR Corp.	197,900	1,773,184
Eurocommercial Properties NV [11]	17,100	745,718
Federal Realty Investment Trust	11,400	1,514,034
Hammerson PLC [11]	349,100	2,575,630
Simon Property Group, Inc. [12]	48,400	8,312,216
Taubman Centers, Inc.	16,900	1,105,767
Total Retail		19,717,106
Self Storage – 0.2%
Public Storage [12]	10,700	2,236,300
Toll Roads – 1.4%
Abertis Infraestructuras SA [11]	62,800	1,397,275
Atlantia SpA [11]	38,600	1,216,916
Eiffage SA [11]	11,700	1,280,462
Ferrovial SA [11,12]	85,869	1,948,634
Getlink SE [11]	107,700	1,385,276
Macquarie Atlas Roads Group [11]	127,100	621,466
Obrascon Huarte Lain SA [11,13]	101,400	605,136
Promotora y Operadora de Infraestructura SAB de CV [11]	84,208	831,994
Vinci SA [11]	35,800	3,654,871
Total Toll Roads		12,942,030

See Notes to Financial Statements.
20Brookfield Investment Management Inc.

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Utility – 0.1%
Vistra Energy Corp. [13]	25,848	$ 473,536
Water – 0.4%
Cia de Saneamento Basico do Estado de Sao Paulo - ADR [11,12]	94,800	990,660
Guangdong Investment Ltd. [11]	280,200	374,628
Pennon Group PLC [11]	83,500	881,530
Severn Trent PLC [11]	53,200	1,550,169
Total Water		3,796,987
Total COMMON STOCKS (Cost $258,067,735)		263,205,489
Total Investments – 120.7% (Cost $1,104,856,560)		1,107,962,593
Liabilities in Excess of Other Assets – (20.7)%		(190,309,199)
TOTAL NET ASSETS – 100.0%		$ 917,653,394

The following notes should be read in conjunction with the accompanying Schedule of Investments.
LIBOR — London Interbank Offered Rate
USD — United States Dollar
ADR — American Depositary Receipt

1	— Portion or entire principal amount delivered as collateral for reverse repurchase agreements.
2	— Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of December 31, 2017, the total value of all such securities was $10,014,265 or 1.1% of net assets.
3	— Security that the Adviser has deemed illiquid pursuant to procedures adopted by the Fund's Board of Directors. As of December 31, 2017, the total value of all such securities was $121,492,838 or 13.2% of net assets.
4	— Level 3 security - Value determined using significant unobservable inputs.
5	— Private placement security.
6	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2017, the total value of all such securities was $320,067,898 or 34.9% of net assets.
7	— Variable rate security –Interest rate is based on reference rate and spread or based on the underlying assets. Interest rate may also be subject to a cap or floor. Interest rate shown is the rate in effect as of December 31, 2017.
8	— Security is a “step up” bond where the coupon increases or steps up at a predetermined date. Interest rate shown is the rate in effect as of December 31, 2017.
9	— Security is an inverse floating rate bond. Reference interest rates are typically based on a negative multiplier or slope.
10	— Issuer is currently in default on its regularly scheduled interest payment.
11	— Foreign security or a U.S. security of a foreign company.
12	— All or portion of the principal amount is pledged as collateral for credit facility.
13	— Non-income producing security.

See Notes to Financial Statements.
2017 Annual Report21

BROOKFIELD REAL ASSETS INCOME FUND INC.
Statement of Assets and Liabilities
December 31, 2017

Assets:
Investments in securities, at value (cost $1,104,856,560)	$1,107,962,593
Cash	61,333,727
Cash on deposit with brokers for reverse repurchase agreements	827,922
Interest and dividends receivable	8,101,231
Receivable for investments sold	313,275
Prepaid expenses	9,589
Total assets	1,178,548,337
Liabilities:
Reverse repurchase agreements (Note 7)	79,395,471
Payable for credit facility (Note 7)	180,000,000
Interest payable for credit facility and reverse repurchase agreements (Note 7)	206,728
Payable for investments purchased	401,773
Investment advisory fee payable, net (Note 5)	550,082
Administration fee payable (Note 5)	149,911
Directors' fee payable	17,569
Accrued expenses	173,409
Total liabilities	260,894,943
Commitments and contingencies (Note 11)
Net Assets	$ 917,653,394
Composition of Net Assets:
Capital stock, at par value ($0.001 par value, 1,000,000,000 shares authorized) (Note 8)	$ 36,488
Additional paid-in capital (Note 8)	989,542,969
Distributions in excess of net investment income	(423,081)
Accumulated net realized loss on investment transactions, foreign currency and foreign currency transactions	(74,615,757)
Net unrealized appreciation on investments and foreign currency translations	3,112,775
Net assets applicable to capital stock outstanding	$ 917,653,394
Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	36,487,937
Net asset value per share	$ 25.15

See Notes to Financial Statements.
22Brookfield Investment Management Inc.

BROOKFIELD REAL ASSETS INCOME FUND INC.
Statement of Operations
For the Year Ended December 31, 2017

Investment Income (Note 2):
Interest	$ 72,894,630
Dividends (net of foreign withholding tax of $294,369)	5,418,527
Total investment income	78,313,157
Expenses:
Investment advisory fees (Note 5)	11,938,582
Administration fees (Note 5)	1,790,788
Directors' fees	208,358
Fund accounting fees	205,604
Reports to stockholders	154,442
Legal fees	137,894
Custodian fees	129,782
Insurance	78,137
Audit and tax services	74,384
Miscellaneous	66,820
Transfer agent fees	49,895
Registration fees	37,409
Total operating expenses	14,872,095
Interest expense on credit facility and reverse repurchase agreements (Note 7)	5,360,192
Total expenses	20,232,287
Less expenses waived and reimbursed by the investment adviser (Note 5)	(5,320,091)
Net expenses	14,912,196
Net investment income	63,400,961
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on:
Investment transactions	(16,630,982)
Foreign currency and foreign currency transactions	(42,065)
Net realized loss	(16,673,047)
Net change in unrealized appreciation on:
Investments	40,666,241
Foreign currency translations	6,794
Net change in unrealized appreciation	40,673,035
Net realized and unrealized gain	23,999,988
Net increase in net assets resulting from operations	$ 87,400,949

See Notes to Financial Statements.
2017 Annual Report23

BROOKFIELD REAL ASSETS INCOME FUND INC.
Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Period December 5, 2016 (commencement of operations) to December 31, 2016
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 63,400,961	$ 5,453,588
Net realized loss on investment transactions, foreign currency and foreign currency transactions	(16,673,047)	(333,439)
Net change in unrealized appreciation on investments and foreign currency translations	40,673,035	7,311,880
Net increase in net assets resulting from operations	87,400,949	12,432,029
Distributions to Stockholders:
Net investment income	(66,910,895)	(5,453,588)
Return of capital	(20,224,091)	(1,809,303)
Total distributions paid	(87,134,986)	(7,262,891)
Capital Stock Transactions:
Cost of shares repurchased (Note 8)	(205,606)	—
Capital received as a result of shares issued due to Reorganizations (Note 9)	—	912,423,899
Net increase (decrease) in net assets from capital stock transactions	(205,606)	912,423,899
Total increase in net assets	60,357	917,593,037
Net Assets:
Beginning of period	917,593,037	—
End of period	$917,653,394	$917,593,037
Distributions in excess of net investment income	$ (423,081)	$ —
Share Transactions:
Shares repurchased (Note 8)	(9,000)	—
Shares issued due to Reorganizations (Note 9)	—	36,496,937
Net increase (decrease) in shares outstanding	(9,000)	36,496,937

See Notes to Financial Statements.
24Brookfield Investment Management Inc.

BROOKFIELD REAL ASSETS INCOME FUND INC.
Statement of Cash Flows
For the Year Ended December 31, 2017

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$ 87,400,949
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments and principal payups	(493,794,319)
Purchases of short-term portfolio investments	(33,627)
Proceeds from disposition of long-term portfolio investments and principal paydowns	586,057,992
Proceeds from disposition of short-term portfolio investments	1,045,000
Return of capital distributions from portfolio investments	5,619,861
Decrease in cash on deposit with brokers for reverse repurchase agreements	1,853,668
Decrease in interest and dividends receivable	1,240,745
Increase in prepaid expenses	(9,589)
Increase in interest payable for credit facility and reverse repurchase agreements	70,242
Increase in investment advisory fee payable, net	33,968
Decrease in administration fee payable	(2,754)
Decrease in directors' fee payable	(1,035)
Decrease in accrued expenses	(171,821)
Net amortization on investments and paydown gains or losses on investments	(25,079,553)
Unrealized appreciation on investments	(40,666,241)
Net realized loss on investment transactions	16,630,982
Net cash provided by operating activities	140,194,468
Cash flows used for financing activities:
Net cash used for reverse repurchase agreements	(43,286,705)
Net cash used for shares repurchased	(205,606)
Distributions paid to stockholders	(87,134,986)
Net cash used for financing activities	(130,627,297)
Net increase in cash	9,567,171
Cash at beginning of year	51,766,556
Cash at end of year	$ 61,333,727
Supplemental Disclosure of Cash Flow Information:
Interest payments on the credit facility and reverse repurchase agreements for the year ended December 31, 2017, totaled $5,289,950.

See Notes to Financial Statements.
2017 Annual Report25

BROOKFIELD REAL ASSETS INCOME FUND INC.
Financial Highlights

	For the Year Ended December 31,	For the Period from December 5, 2016[1] to December 31,
	2017	2016
Per Share Operating Performance:
Net asset value, beginning of period	$ 25.14	$ 25.00
Net investment income[2]	1.74	0.15
Net realized and unrealized gain on investment transactions	0.66	0.19
Net increase in net asset value resulting from operations	2.40	0.34
Distributions from net investment income	(1.84)	(0.15)
Return of capital distributions	(0.55)	(0.05)
Total distributions paid	(2.39)	(0.20)
Net asset value, end of period	$ 25.15	$ 25.14
Market price, end of period	$ 23.37	$ 22.31
Total Investment Return Based on Net Asset Value#	9.88%	1.36% [5]
Total Investment Return on Market Price†	15.94%	0.50% [3,5]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$917,653	$917,593
Operating expenses excluding interest expense	1.60%	1.70% [6]
Interest expense	0.58%	0.60% [6]
Total expenses	2.18%	2.30% [6]
Net expenses, including fee waivers and reimbursement and excluding interest expense	1.03%	1.03% [6]
Net investment income	6.84%	8.13% [6]
Net investment income, excluding the effect of fee waivers and reimbursement	6.27%	7.46% [3]
Portfolio turnover rate	43%	15% [4,5]
Credit facility and reverse repurchase agreements, end of period (000s)	$259,395	$302,682
Asset coverage per $1,000 unit of senior indebtedness[7]	$ 4,538	$4,032

#	Total investment return based on net asset value (“NAV”) is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total investment return excludes the effects of sales charges or contingent deferred sales charges, if applicable.
†	Total investment return based on market price is the combination of changes in the New York Stock Exchange market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The actual reinvestment for the last dividend declared in the period may take place over several days as described in the Fund’s dividend reinvestment plan, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total investment return excludes the effect of broker commissions.
[1]	Commencement of operations.
[2]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[3]	Total investment return based on market price is calculated based on first trade price of $22.40 on December 5, 2016.
[4]	For the portfolio turnover calculation, portfolio purchases and sales of the Brookfield Mortgage Opportunity Income Fund Inc., Brookfield High Income Fund Inc. and Brookfield Total Return Fund Inc. made prior to the Reorganizations into the Brookfield Real Assets Income Fund Inc. have been excluded from the numerator and the monthly average value of securities used in the denominator reflects the combined market value after the Reorganizations.
[5]	Not annualized.
[6]	Annualized.
[7]	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See Notes to Financial Statements.
26Brookfield Investment Management Inc.

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements
December 31, 2017

1.Organization
Brookfield Real Assets Income Fund Inc. (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was formed from the reorganizations of three closed-end funds, as further described below, and commenced operations on December 5, 2016. The Fund's shares are listed on the New York Stock Exchange ("NYSE") and NASDAQ Stock Market and trade under the ticker symbol “RA" and "XRAIX", respectively. The Fund was incorporated under the laws of the State of Maryland on October 6, 2015.
Brookfield Investment Management Inc. (“BIM” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.
The Fund was formed from the reorganizations of each of Brookfield Mortgage Opportunity Income Fund Inc. (NYSE: BOI), Brookfield High Income Fund Inc. (NYSE: HHY), and Brookfield Total Return Fund Inc. (NYSE: HTR) (collectively, the “Target Funds”) into the Fund (each, a “Reorganization” and together, the “Reorganizations”). As a result of the Reorganizations, common stockholders of HHY, HTR and BOI, respectively, received an amount of RA common shares equal to the aggregate net asset value of their holdings of HHY, HTR and BOI common shares, as applicable, as determined at the close of business on December 2, 2016. As a result of the Reorganizations, the assets of the Target Funds were combined, and the stockholders of each Target Fund became stockholders of the Fund. Details of the Reorganizations are further described in Note 9 – Fund Reorganizations.
The Fund is treated as the survivor of the Reorganizations for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund is from its commencement of operations date on December 5, 2016, and there is no historical performance or other information to present for the Target Funds.
The investment objective of the Fund is to seek high total return, primarily through high current income and secondarily, through growth of capital. The investment objective is not fundamental and may be changed by the Fund’s Board of Directors (the “Board”) without stockholder approval, upon not less than 60 days prior notice to stockholders. No assurances can be given that the Fund’s investment objective will be achieved.
The Fund seeks to achieve its investment objective by investing primarily in the real asset class, which includes the following: Real Estate Securities; Infrastructure Securities; and Natural Resources Securities (collectively, “Real Asset Companies and Issuers”).
Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (average daily net assets plus the amount of any borrowings for investment purposes) in the securities and other instruments of Real Asset Companies and Issuers (the “80% Policy”). The Fund may change the 80% Policy without stockholder approval, upon at least 60 days’ prior written notice to stockholders. The Fund normally expects to invest at least 65% of its Managed Assets in fixed income securities of Real Asset Companies and Issuers and in derivatives and other instruments that have economic characteristics similar to such securities.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08 and
2017 Annual Report27

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2017

follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.
Valuation of Investments: The Board has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.
Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services may also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s net asset values may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.
Securities for which market prices are not readily available or which cannot be valued using the sources described above will be valued using an internal proprietary fair value methodology. For any security warranting such fair value measurement, a memorandum, including the specific methodology and supporting information, will be provided to the Adviser's Valuation Committee by a portfolio manager or analyst looking to fair value a particular security utilizing the internal proprietary fair value methodology. A portfolio manager or analyst shall use their best efforts to maximize the use of relevant observable inputs and minimize the use of unobservable inputs within their valuation technique. The Adviser's Valuation Committee shall review the memorandum and supporting information provided by a portfolio manager or analyst and consider all relevant factors as it deems appropriate before approving the fair value recommendation.
The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.
The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and
28Brookfield Investment Management Inc.

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2017

demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.
The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.
The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser's Valuation Committee uses in determining fair value. If the Adviser's Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.
Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.
To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider, who is subject to oversight by the Adviser), regularly compares its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceed certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.
The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.
2017 Annual Report29

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2017

The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2017:
Asset Type	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$ —	$ 4,213,372	$ —	$ 4,213,372
Securitized Credit	—	379,630,013	74,356,963	453,986,976
Corporate Credit	—	386,555,931	825	386,556,756
Common Stocks	190,127,233	72,652,834	425,422	263,205,489
Total Investments	$ 190,127,233	$ 843,052,150	$ 74,783,210	$1,107,962,593
The table below shows the significant unobservable valuation inputs that were used by the Adviser’s Valuation Committee to fair value these Level 3 investments as of December 31, 2017.
	Quantitative Information about Level 3 Fair Value Measurements(1)
Asset Type	Value as of December 31, 2017	Valuation Approach	Valuation Technique	Unobservable Input	Amount or Range/ (Weighted Average)	Impact to Valuation from an Increase in Input(2)
Securitized Credit
Class B Notes	$ 9,588,018	Income Approach	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	9.3%-11.6% (10.5%)	Decrease
Corporate Credit
Motors Liquidation Co.	825	Asset-Based Approach	Analysis of Residual Value	Anticipated Residual Value	$0.01 ($0.01)	Increase
Common Stocks
Thunderbird Resources Equity, Inc.	425,422	Asset-Based Approach	Analysis of Enterprise Value	Enterprise Value	$35,303-$44,057 ($37,285)	Increase
Total	$10,014,265

(1) The table above does not include Level 3 securities that are valued by brokers and pricing services. At December 31, 2017, the value of these securities was $64,768,945. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in the Valuation of Investments in Note 2. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.
(2) The impact represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.
30Brookfield Investment Management Inc.

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2017

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Investments in Securities	Securitized Credit	Corporate Credit	Common Stocks	Total
Balance as of December 31, 2016	$ 85,187,613	$825	$425,422	$ 85,613,860
Accrued discounts (premiums)	3,525,538	—	—	3,525,538
Realized gain (loss)	315,083	—	—	315,083
Change in unrealized appreciation (depreciation)	3,797,428	—	—	3,797,428
Purchases at cost	69,046	—	—	69,046
Sales proceeds	(18,537,745)	—	—	(18,537,745)
Balance as of December 31, 2017	$ 74,356,963	$825	$425,422	$ 74,783,210
Change in unrealized gains or losses relating to assets still held at the reporting date	$ 3,410,221	$ —	$ —	$ 3,410,221
The fair value of the Fund’s credit facility and reverse repurchase agreements, which qualify as financial instruments under FASB ASC Topic 820 Disclosures about Fair Values of Financial Instruments, approximates the carrying amounts presented in the Statement of Assets and Liabilities. As of December 31, 2017, this financial instrument is categorized as a Level 2 within the disclosure hierarchy.
During the year ended December 31, 2017, there were no transfers between the three Levels noted above. The basis for recognizing and valuing transfers is as of the end of the period in which the transfers occur.
Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. Net realized gain (loss) on the Statement Of Operations may also include realized gain distributions received from real estate investment trusts (“REITs”). Distributions of net realized gains are recorded on the REIT's ex-dividend date.
Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund isolates the portion of realized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. The Fund does not isolate the portion of unrealized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held.
Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.
Taxes: The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.
GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a
2017 Annual Report31

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2017

tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of December 31, 2017, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.
The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2017, open taxable years consisted of the taxable period from December 5, 2016 (commencement of operations) to December 31, 2016 and the taxable year ended December 31, 2017. No examination of the Fund’s tax returns is currently in progress.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based either upon relative average net assets, evenly, or a combination of average net assets and evenly.
Distributions: The Fund declares and pays dividends monthly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.
Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.
New Accounting Pronouncements: In August 2016, the FASB issued ASU 2016-15 Classification of Certain Cash Receipts and Cash Payments which amends ASC 230 Statement of Cash Flows to clarify guidance on the classification of certain cash receipts and cash payments in the Statement Of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. Management is currently evaluating the impact, if any, of these changes on the financial statements.
In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230), Restricted Cash. ASU 2016-18 requires that a Statement of Cash Flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the Statement of Cash Flows. The amendments in ASU 2016-18 do not provide a definition of restricted cash or restricted cash equivalents. ASU 2016-18 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this provision.
In March 2017, the FASB issued ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.
32Brookfield Investment Management Inc.

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2017

When Issued, Delayed Delivery Securities and Forward Commitments: The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.
3.Derivative Financial Instruments
The Fund may purchase and sell derivative instruments such as exchange-listed and over-the counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments. It may purchase and sell financial futures contracts and options thereon. Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund may also purchase derivative instruments that combine features of several of these instruments. The Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.
The Fund did not have any derivative financial instruments outstanding during the year ended December 31, 2017.
4.Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities
The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of the underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments or other credit enhancement.
The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. The Fund has investments in below-investment grade debt securities, including mortgage-backed and asset-backed securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect its ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.
The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.
Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect
2017 Annual Report33

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2017

and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its stockholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.
5.Investment Advisory Agreement and Related Party Transactions
The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at an annual rate of 1.00% of the Fund’s Managed Assets (average daily net assets plus the amount of borrowing for investment purposes).
Pursuant to the operating expenses limitation agreement approved by the Board on May 12, 2016, the Adviser has agreed to waive its fees or reimburse expenses for two years following the commencement of operations of the Fund so that the total annual operating expense ratio of the Fund will not exceed 1.03% (excluding the costs of using leverage, brokerage commissions and other transactions, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund’s business). This agreement may not be discontinued prior to the expiration of the two-year period, December 5, 2018, unless authorized by the Board or the Fund’s Advisory Agreement terminates.
The amount of investment advisory fees waived and/or expenses reimbursed available to be recouped before expiration is $5,320,091 for year ended December 31, 2017 and $483,735 for the year ended December 31, 2016. For the year ended December 31, 2017, the Adviser did not recoup any expenses.
The Adviser has entered into a Sub-Advisory Agreement with Schroder Investment Management North America Inc. (the “Sub-Adviser”). The Sub-Adviser is responsible for the management of the Securitized Credit investments. The Adviser is responsible for any fees due to the Sub-Adviser.
The Fund has entered into an Administration Agreement with the Adviser and the Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (“Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of the Fund’s Managed Assets. The Adviser is responsible for any fees due to the Sub-Administrator.
6.Purchases and Sales of Investments
For the year ended December 31, 2017, purchases and sales of investments (including principal payups and paydowns), excluding short-term securities, reverse repurchase agreements and U.S. government securities were $492,773,807 and $581,168,733, respectively. For the year ended December 31, 2017, purchases and sales of long-term U.S. Government securities were $0 and $1,306,638, respectively.
34Brookfield Investment Management Inc.

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2017

The Fund is permitted to purchase securities from and sell securities to another Fund or affiliated person under procedures adopted by the Board. During the year ended December 31, 2017, the Fund's purchases and sales of securities pursuant to Rule 17a-7 under the 1940 Act were $2,465,438 and $0, respectively.
7.Borrowings
Credit facility: The Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.80% plus the 3-month London Interbank Offered Rate on the amount outstanding and 0.80% on the line of credit that is unused.
For the year ended December 31, 2017, the average interest rate paid under the line of credit was 2.09% of the total line of credit amount available to Fund.
Total line of credit amount available	$180,000,000
Line of credit outstanding at December 31, 2017	180,000,000
Line of credit amount unused at December 31, 2017	—
Average balance outstanding during the year	180,000,000
Interest expense incurred on line of credit during the year	3,767,800
Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.
Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.
2017 Annual Report35

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2017

At December 31, 2017, the Fund had the following reverse repurchase agreements outstanding:
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable For Reverse Repurchase Agreements
Goldman Sachs	1.70%	12/13/17	01/12/18	$ 3,335,000	$ 3,337,992
JPMorgan Chase	1.35	12/20/17	Open (2)	3,134,221	3,135,631
JPMorgan Chase	1.45	07/07/17	Open (2)	3,095,250	3,113,873
JPMorgan Chase	1.60	12/20/17	Open (2)	790,000	790,421
RBC Capital Markets	1.92	10/26/17	01/25/18	3,293,000	3,304,771
RBC Capital Markets	1.96	11/10/17	02/09/18	6,676,000	6,694,899
RBC Capital Markets	2.12	10/26/17	01/25/18	10,811,000	10,853,668
RBC Capital Markets	2.16	11/22/17	02/09/18	4,373,000	4,383,494
RBC Capital Markets	2.26	12/06/17	03/05/18	13,987,000	14,009,816
RBC Capital Markets	2.35	12/12/17	03/12/18	5,222,000	5,228,814
RBC Capital Markets	2.43	12/20/17	03/20/18	24,679,000	24,698,953
Total				$79,395,471	$79,552,332
(1) The average daily balance of reverse repurchase agreements outstanding for the Fund during the year ended December 31, 2017 was $86,360,811 at a weighted average daily interest rate of 1.84%.
(2) A reverse repurchase agreement without a fixed maturity date.
The following is a summary of the reverse repurchase agreements by the type of collateral and the remaining contractual maturity of the agreements:
	Overnight and Continuous	Up to 30 Days	30 to 90 Days	Greater Than 90 Days	Total
U.S. Government & Agency Obligations	$ —	$ 3,335,000	$ —	$—	$ 3,335,000
Corporate Credit	7,019,471	14,104,000	54,937,000	—	76,060,471
Total	$7,019,471	$17,439,000	$54,937,000	$—	$79,395,471
Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:
				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)*	Net Amount
Description
Reverse Repurchase Agreements	$79,395,471	$—	$79,395,471	$(79,395,471)	$—	$—

* Excess of collateral pledged to the individual counterparty is not shown for financial statement purposes.
Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default of the Fund (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create
36Brookfield Investment Management Inc.

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2017

one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities (i.e. the MRA counterparty) under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.
8.Capital Stock
The Fund has 1,000,000,000 shares of $0.001 par value common stock authorized. Of the 36,487,937 shares outstanding at December 31, 2017 for the Fund, the Adviser owns 58,136 shares. The Fund’s Board is authorized to classify and reclassify any unissued shares of capital stock. The common shares have no preemptive, conversion, exchange or redemption rights. All common shares have equal voting, dividend, distribution and liquidation rights. The common shares are fully paid and non-assessable. Common stockholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative.
The Board has authorized the repurchase of an aggregate of up to 10% of the Fund’s outstanding shares in open-market transactions during the period beginning on December 5, 2016, and ending on December 5, 2018. The Board has delegated to the Adviser, the discretion to determine the amount and timing of repurchases of shares of the Fund in accordance with the best interests of the Fund, and subject to applicable legal limitations. The Board authorized the share repurchase program as a result of its review of the options available to enhance stockholder value and reduce any potential discount between the market price of the Fund’s shares and the net asset value per share. During the year ended December 31, 2017, 9,000 shares were repurchased by the Fund at an aggregate cost of $205,606 and at an average discount of 10.29% to net asset value. All shares repurchased have been retired.
9.Fund Reorganizations
The Reorganizations on December 5, 2016, were structured to qualify as tax-free mergers under the Internal Revenue Code for federal income tax purposes, and the Target Funds' stockholders recognized no gain or loss for federal income tax purposes as a result. Prior to the closing of the Reorganizations, the Target Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Target Funds' stockholders for federal income tax purposes.
Investments

The cost, fair value and net unrealized depreciation of the investments of the Target Funds as of the date of the Reorganizations, were as follows:
	Brookfield Mortgage Opportunity Income Fund Inc. (BOI)	Brookfield High Income Fund Inc. (HHY)	Brookfield Total Return Fund Inc. (HTR)
Cost of investments	$ 453,411,977	$ 283,749,408	$426,482,433
Fair value of investments	430,226,599	268,522,177	420,022,902
Net unrealized depreciation of investments	(23,185,378)	(15,227,231)	(6,459,531)
The components of net assets immediately before the Reorganizations were $1,109,664,809 for capital stock, $(7,767,981) for distributions in excess of net investment income, $(144,693,847) for accumulated net realized loss and $(44,872,140) for net unrealized depreciation.
For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward by the Fund.
2017 Annual Report37

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2017

Share Transactions
The shares outstanding, net assets and NAV per share outstanding immediately prior to the Reorganizations were as follows:
	Brookfield Mortgage Opportunity Income Fund Inc. (BOI)	Brookfield High Income Fund Inc. (HHY)	Brookfield Total Return Fund Inc. (HTR)	Brookfield Real Assets Income Fund Inc. (RA)	Total
Net assets	$372,873,573	$204,972,992	$334,484,276	$100,000	$912,430,841
Shares outstanding	22,713,931	25,532,427	13,961,565	4,000	62,211,923
NAV per share	$ 16.4161	$ 8.0279	$ 23.9575	$ 25.00	N/A
Exchange ratio	0.65664	0.32112	0.95830	N/A	N/A
Shares received post reorganizations	14,914,876	8,198,973	13,379,368	4,000	36,497,217
The shares outstanding, net assets and NAV per share outstanding immediately after the Reorganizations were as follows:
Net Assets(1)	$912,423,899
Shares outstanding(1)	36,496,937
NAV per share	$ 25.00

(1) Fractional Fund shares were not issued in the Reorganizations and consequently cash was distributed for any such fractional amounts. $6,942 was distributed in cash for 280 shares.
Costs and Expenses
The Adviser assumed expenses incurred in connection with the Reorganizations, including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganizations Agreements and the registration statement on Form N-14, the printing and distribution of the Joint Proxy Statement/Prospectus and any other materials required to be distributed to stockholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganizations, legal fees incurred in preparing the Target Funds and the Fund’s Board materials, attending the Target Funds and the Fund’s Board meetings and preparing the minutes, auditing fees associated with Target Funds and the Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganizations.
10.Federal Income Tax Information
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
The tax character of distributions paid for the year ended December 31, 2017 was as follows:
Ordinary income	$66,910,895
Return of capital	20,224,091
Total	$87,134,986
38Brookfield Investment Management Inc.

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2017

The tax character of distributions paid for the period from December 5, 2016 to December 31, 2016 was as follows:
Ordinary income	$5,453,588
Return of capital	1,809,303
Total	$7,262,891
At December 31, 2017, the Fund’s most recently completed tax year-end, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforwards(1)	$(63,915,874)
Other accumulated losses	(9,988,181)
Tax basis unrealized appreciation on investments and foreign currency	1,977,992
Total tax basis net accumulated gains	$(71,926,063)

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
Federal Income Tax Basis: The federal income tax basis of the Fund's investments at December 31, 2017 was as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,105,991,343	$47,318,346	$(45,347,096)	$1,971,250
As part of the Reorganizations, the Fund assumed the capital loss carryforwards of the Target Funds. Prior to the closing of the Reorganizations, the Target Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by the Fund.
This table below shows the capital loss carryforwards assumed by the Fund upon the closing of the Reorganizations:
Capital Loss Carryforwards:	Expires:	Limitation:
$15,933,392 (Short-term)	N/A	N/A
$9,389,762 (Long-term)	N/A	N/A
$14,127,284	N/A	12/31/2018
$1,199,874	12/31/2018	12/31/2018
$9,707,822	N/A	12/31/2019
$8,218,726	N/A	12/31/2020
$3,443,546	N/A	12/31/2021
$3,443,546	N/A	12/31/2022
$3,443,546	N/A	12/31/2023
$3,443,546	N/A	12/31/2024
$1,553,011	N/A	12/31/2025
Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for forward currency contracts and partnership adjustments. Permanent book and tax differences, if any, will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year end is distributed in the following year.
2017 Annual Report39

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2017

At December 31, 2017, the Fund's most recently completed tax year-end, the Fund's components of net assets were increased or (decreased) by the amounts shown in the table below:
Additional paid-in capital	Distributions in excess of net investment income	Accumulated net realized loss
$(573,243)	$3,086,853	(2,513,610)
11.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
12.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
Dividends: The Fund’s Board declared the following monthly dividends:
Dividend Per Share	Record Date	Payable Date
$0.1990	January 17, 2018	January 25, 2018
$0.1990	February 14, 2018	February 22, 2018
Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
40Brookfield Investment Management Inc.

BROOKFIELD REAL ASSETS INCOME FUND INC.
Report of Independent Registered Public Accounting Firm
December 31, 2017

To the Board of Directors and Stockholders of
Brookfield Real Assets Income Fund Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Brookfield Real Assets Income Fund Inc. (the "Fund"), including the schedule of investments, as of December 31, 2017, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Chicago, Illinois
March 1, 2018
We have served as the auditor of one or more Brookfield Investment Management investment companies since 2011.
2017 Annual Report41

BROOKFIELD REAL ASSETS INCOME FUND INC.
Tax Information (Unaudited)
December 31, 2017

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end (December 31, 2017) as to the federal tax status of distributions received by stockholders during such fiscal period. Accordingly, we are advising you that 23.21% of the distributions paid from net investment income for the Fund was reclassified as return of capital and is reflected as such in the Fund’s Statement of Changes in Net Assets and Financial Highlights.
For the year ended December 31, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 5.64%.
For corporate stockholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2017 was 1.80%.
The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00%.
42Brookfield Investment Management Inc.

BROOKFIELD REAL ASSETS INCOME FUND INC.
Compliance Certification (Unaudited)
December 31, 2017

On May 25, 2017, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers will make quarterly certifications, included in filings with the SEC on Forms N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.
2017 Annual Report43

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BROOKFIELD REAL ASSETS INCOME FUND INC.
Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of the Fund.
Directors of the Fund
Name, Address and Year of Birth	Position(s) Held with Funds	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex
Independent Director Class I Director to serve until 2020 Annual Meeting of Stockholders:
Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1946	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2016	Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of SP Fiber Technologies, Inc. (2012-2015); Director of Gramercy Property Trust (2012-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	7
Interested Director Class I Director to serve until 2020 Annual Meeting of Stockholders:
David Levi c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1971	Director Served Since April 26, 2017	Director/Trustee of several investment companies advised by the Adviser (2017 - Present); Director of Brookfield Investment Management UK Ltd. (2017-Present); Director of Brookfield Investment Management (Canada) Inc. (2017-Present); President of the Adviser (2016-Present); Managing Director and Head of Distribution of the Adviser (2014-2016); Managing Partner of Brookfield Asset Management Inc. (2015-Present); Managing Director and Head of Global Business Development at Nuveen Investments (2009-2014).	7
Independent Director Class II Director to serve until 2018 Annual Meeting of Stockholders:
Heather Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2016	Director/Trustee of several investment companies advised by the Adviser (2013-Present); Global Head of Marketing and Business Development of the Adviser (2011-2013); Managing Partner of Brookfield Financial (2009-2011); Director and Board Chair of University Settlement House (2003-2013); Member of the Honorary Board of University Settlement House (2014-Present); Co-Founder & CEO of Capstak, Inc. (2014-Present); Chairman of Capstak, Inc. (2016-Present).	7
2017 Annual Report45

BROOKFIELD REAL ASSETS INCOME FUND INC.
Information Concerning Directors and Officers (Unaudited) (continued)

Directors of the Fund  (continued)
Name, Address and Year of Birth	Position(s) Held with Funds	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex
Independent Directors Class III Director to serve until 2019 Annual Meeting of Stockholders:
Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Director, Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Served Since 2016	Director/Trustee of several investment companies advised by the Adviser (2011-Present); Certified Public Accountant and Retired Partner of Crowe Horwath LLP (1980-2013); Trustee of the Empire Builder Tax Free Bond Fund (1984-2013); Director of ISI Funds (2007-2015); Trustee of the Daily Income Fund (2006-2015), Director of the California Daily Tax Free Income Fund, Inc. (2006-2015); Trustee of the Stralem Funds (2014-2016).	7
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2016	Director/ Trustee of several investment companies advised by the Adviser (2006-Present); Director of United Guaranty Corporation (2011-2016); Director of Brandywine Funds (2003-2013); Director of Drive Shack Inc. (formerly, Newcastle Investment Corp.) (2000-Present); Managing Partner of Federal City Capital Advisors (1997-Present); Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-Present).	7
46Brookfield Investment Management Inc.

BROOKFIELD REAL ASSETS INCOME FUND INC.
Information Concerning Directors and Officers (Unaudited) (continued)

Officers of the Fund
Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Served since 2016	President of several investment companies advised by the Adviser (2014-Present); General Counsel of the Adviser (October 2017 - Present); Managing Director (2014-Present), Assistant General Counsel (2010-Present) and Head of Legal and Funds (April 2017-October 2017) of the Adviser; Director of the Adviser (2010-2014); Corporate Secretary of Brookfield Investment Management Inc. (2017-Present); Corporate Secretary of Brookfield Investment Management UK Ltd. (2017-Present); Corporate Secretary of Brookfield Investment Management (Canada) Inc. (2017-Present); Managing Partner of Brookfield Asset Management Inc. (2016-Present); Secretary of Brookfield Investment Funds (2011-2014); Director of Brookfield Soundvest Capital Management (2015-Present).
Angela W. Ghantous* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Treasurer	Served since 2016	Treasurer of several investment companies advised by the Adviser (2012-Present); Director and Head of Fund Administration and Accounting of the Adviser (2012-Present); Vice President of the Adviser (2009-2012).
Alexis I. Rieger* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1980	Secretary	Served since 2016	Secretary of several investment companies advised by the Adviser (2014-Present); Vice President and Associate General Counsel of the Adviser (2011-Present).
Adam R. Sachs* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1984	Chief Compliance Officer (“CCO”)	Served since 2017	Chief Compliance Officer of several investment companies advised by the Advisor (2017-Present); Director of Corporate Legal and Compliance at the Adviser (2017-Present); Chief Compliance Officer of Brookfield Investment Management (Canada) Inc. (2017-Present); Chief Compliance Officer of Brookfield Investment Management UK Ltd. (2017-Present); Senior Compliance Officer of Corporate Legal and Compliance at the Adviser (2011-2017).
Casey Tushaus* c/o Brookfield Place,250 Vesey Street,New York, New York10281-1023 Born: 1982	Assistant Treasurer	Served since 2016	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Vice President of the Adviser (2014-Present); Assistant Fund Controller at Walton Street Capital (2007-2014).
2017 Annual Report47

BROOKFIELD REAL ASSETS INCOME FUND INC.
Information Concerning Directors and Officers (Unaudited) (continued)

Officers of the Fund  (continued)
Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohamed Rasul* c/o Brookfield Place,250 Vesey Street,New York, New York10281-1023 Born: 1981	Assistant Treasurer	Served since 2016	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Assistant Vice President of the Adviser (2014 -Present); Senior Accountant of the Adviser (2012 - 2014).

* Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Adviser of the Fund.
The Fund’s Statement of Additional Information includes additional information about the directors, and is available, without charge, upon request by calling 1-855-777-8001.
48Brookfield Investment Management Inc.

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BROOKFIELD REAL ASSETS INCOME FUND INC.
Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to stockholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.
The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.
The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
A brochure describing the Plan is available from the Plan Agent, by calling 1-800-937-5449.
If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Stockholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such stockholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.
50Brookfield Investment Management Inc.

BROOKFIELD REAL ASSETS INCOME FUND INC.
Joint Notice of Privacy Policy (Unaudited)

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf of the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
2017 Annual Report51

Corporate Information

Investment Adviser and Administrator
Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfieldim.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: funds@brookfield.com
Sub-Adviser
Schroder Investment Management North America Inc.
875 Third Avenue, 22nd Floor
New York, New York 10022-6225
Transfer Agent
Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Fund’s transfer agent:
American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, New York 11219
1-800-937-5449
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Paul Hastings LLP
200 Park Avenue
New York, New York 10166
Custodian
U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfield.com

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Brookfield Real Assets Income Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Stuart A. McFarland, Edward A. Kuczmarski, and Louis P. Salvatore each qualify as audit committee financial experts, as defined in Item 3(b) of Form N-CSR. Messrs. McFarland, Kuczmarski and Salvatore are considered “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed by the Fund’s independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), to the Fund for the Fund’s two most recent fiscal years for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to shareholders (“Audit Fees”) were $58,000 and $42,000 for the fiscal years ended December 31, 2017 and December 31, 2016, respectively.

(b)	Audit-Related Fees

There were no fees billed by Deloitte to the Fund in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements but are not reported as Audit Fees (“Audit-Related Fees”).

For the Fund’s two most recent fiscal years, there were no Audit-Related Fees billed by Deloitte for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

For the fiscal years ended December 31, 2017 and December 31, 2016, Deloitte billed the Registrant aggregate fees of $9,600 and $6,200, respectively. Each bill is for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

For the Fund’s two most recent fiscal years, Tax Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund were $0 for the fiscal year ended December 31, 2017 and $0 for the fiscal year ended December 31, 2016, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in Deloitte’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by Deloitte to the Fund for all other non-audit services (“Other Fees”) for the fiscal years ended December 31, 2017 and December 31, 2016. During the same period, there were no Other Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund.

(e) (1) According to policies adopted by the Audit Committee, services provided by Deloitte to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that Deloitte may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by Deloitte to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed by Deloitte for the fiscal years ended December 31, 2017 and December 31, 2016, for non-audit services rendered to the Fund and Fund Service Providers were $164,600 and $151,200, respectively. For the fiscal years ended December 31, 2017 and December 31, 2016, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $155,000 and $145,000, respectively, in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds, including fees billed by Deloitte to Brookfield Investment Management Inc. that were associated with Deloitte’s SSAE 16 Review (formerly, SAS No. 70).

(h) The Fund’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. Audit Committee of Listed Registrant.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Stuart A. McFarland, Edward A. Kuczmarski, Louis P. Salvatore and Heather S. Goldman.

Item 6. Investments.

Schedule of Investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries and affiliates (collectively, “BIM”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which BIM has been delegated such proxy voting authority.

A. Proxy Voting Committee

BIM’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B. Administration and Voting of Portfolio Proxies

1. Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM’s primary consideration is the economic interests of its Clients.

2. Proxy Voting Agent

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent’s research and analysis as part of BIM’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3. Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

●

BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

●	BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or
●	BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

●

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

●

If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4. Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the “share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C. Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Funds”) describing:

●

any issues arising under these Policies and Procedures since the last report to the Funds’ Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

●

any proxy votes taken by BIM on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

●	these Policies and Procedures, as amended from time to time;
●	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX, as applicable;
●	records of written client requests for proxy voting information and any written responses of BIM to such requests; and
●	any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D. Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Funds for review and approval.

E. Proxy Voting Guidelines

Guidelines are available upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Investment Team – Portfolio Managers

Adviser

Craig Noble, CFA – CEO, Chief Investment Officer and Portfolio Manager

Craig Noble has 19 years of industry experience and is Chief Executive Officer and Chief Investment Officer for the Public Securities Group as well as Portfolio Manager on the global infrastructure team and a Senior Managing Partner of Brookfield Asset Management. Over the last 12 years, he has held multiple positions within Brookfield, including significant roles within capital markets and direct infrastructure investment. He transitioned to the Public Securities Group in 2008 to help launch the firm’s listed infrastructure business and became the CEO in 2013. Prior to Brookfield, he spent five years with the Bank of Montreal, focused on credit analysis, corporate lending and corporate finance. Craig holds the Chartered Financial Analyst® designation. He earned a Master of Business Administration degree from York University and a Bachelor of Commerce degree from Mount Allison University.

Larry Antonatos – Managing Director, Portfolio Manager

Larry Antonatos has 26 years of experience and is a Portfolio Manager for the Public Securities Group’s Diversified Real Assets strategy. He oversees the portfolio construction process, including execution of the asset allocation process. Before joining the Diversified Real Assets team, Larry was a Product Manager for the firm’s equity business where he was responsible for the development and growth of new and existing investment strategies. Prior to joining the firm in 2011, Larry was a portfolio manager for a U.S. REIT strategy for ten years. He also has investment experience with direct property, CMBS, and mortgage loans. Larry earned a Master of Business Administration degree from The Wharton School, University of Pennsylvania and a Bachelor of Engineering degree from Vanderbilt University.

Sam Diedrich, CFA – Director, Portfolio Manager

Sam Diedrich has 16 years of experience and nine years of investment experience and is a Director on the Firm’s Real Asset Solutions team. He focuses on building new investment capabilities and alternative investment solutions. Prior to joining the Firm in 2016, Sam spent seven years at PAAMCO, most recently as a Director and Sector Specialist, where he managed PAAMCO’s macro, mortgage, and relative value exposures. He began his career as an electrical engineer at Johns Hopkins Applied Physics Laboratory and the Jet Propulsion Laboratory. Sam holds the Chartered Financial Analyst® designation as well as the Certification in Quantitative Finance®. He earned a Master of Business Administration degree from the University of Chicago, a Master of Science degree in Electrical Engineering from Johns Hopkins University, and a Bachelor of Science degree from the University of Washington.

Schroder Investment Management North America Inc. (the “Sub-Adviser”)

Michelle Russell-Dowe – Head of Securitized Credit

Michelle Russell-Dowe is the Head of Securitized Credit at Schroders, she is responsible for managing the Securitized Credit Team and the Securitized Credit Portfolio Strategies. She joined Schroders in 2016 and is based in New York. Ms. Russell-Dowe was the Head of Securitized Products at Brookfield Investment Management (previously Hyperion Capital Management) from 1999 to 2016 where she was responsible for managing the Securitized Products Investment Team. She was the Lead Portfolio Manager responsible for the Securitized Investment Strategies. She was a Vice President at Duff & Phelps Credit Rating Co from 1994 to 1999, where she was responsible for rating securities including residential mortgage-backed securities and asset-backed securities. Previously, Ms. Russell-Dowe has been a Co-Head of the Investor Committee of the American Securitization Forum (ASF). She holds an MBA in Finance (Valedictorian) from Columbia Graduate School of Business and a BA in economics from Princeton University.

Jeffrey Williams, CFA – Portfolio Manager

Jeffrey Williams is a Fund Manager at Schroders, which involves portfolio management for the firm’s securitized credit strategies, with a particular focus on CMBS, commercial real estate loans and related assets. He joined Schroders in 2016 and is based in New York. Mr. Williams was a Managing Director at Brookfield Investment Management from 2012 to 2016, which involved portfolio management for the securitized credit team with an emphasis on CMBS and commercial real estate loans. He was a Partner – Debt Investments at Wesley Capital Management, LLC from 2008 to 2012, which involved portfolio management and trading of debt securities for a long/short real estate securities hedge fund. He was a Vice President at Capital Trust, Inc from 2006 to 2008, which involved portfolio management and trading of CMBS, CDO and REIT bonds. Mr. Williams holds an MBA in Finance from Georgia State University and BA in Finance from University of South Florida. He is also a CFA Charterholder.

Anthony Breaks, CFA – Portfolio Manager

Anthony Breaks is a Fund Manager at Schroders, with a focus on RMBS, ABS and CLOs. He joined Schroders in 2016 and is based in New York. Mr. Breaks was a Managing Director at Brookfield Investment Management from 2005 to 2016, managing structured credit portfolios. He was a Director at Imagine Reinsurance, a subsidiary of Brookfield from 2002 to 2005, focused on structured credit investments and structured reinsurance transactions. Prior to that he was a Director at Liberty Hampshire from 2000 to 2002, involved in analysis and issuance of structured securities, and an Analyst at Merrill Lynch from 1998 to 2000, involved in CLO structuring and securities analysis. Mr. Breaks holds a BSc in Electrical Engineering from Massachusetts Institute of Technology and is a CFA Charterholder.

Management of Other Accounts

Adviser

Mr. Noble manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Noble as of January 31, 2018 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of January 31, 2018	Total Assets in USD Millions as of January 31, 2018	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Craig Noble, CFA	Registered Investment Company	6	$1,954,528,886	0	$0
	Other Pooled Investment Vehicles	14	$1,970,869,816	3	$164,248,669
	Other Accounts	9	$961,470,437	0	$0

Mr. Antonatos manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Antonatos as of January 31, 2018 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of January 31, 2018	Total Assets in USD Millions as of January 31, 2018	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Larry Antonatos	Registered Investment Company	2	$258,805,697	0	$0
	Other Pooled Investment Vehicles	5	$564,989,015	1	$6,643,202
	Other Accounts	0	$0	0	$0

Mr. Diedrich manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Diedrich as of January 31, 2018 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of January 31, 2018	Total Assets in USD Millions as of January 31, 2018	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Sam Diedrich, CFA	Registered Investment Company	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Sub-Adviser

Ms. Russell-Dowe manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Ms. Russell-Dowe as of January 31, 2018 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of January 31, 2018	Total Assets in USD Millions as of January 31, 2018	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Michelle Russell-Dowe	Registered Investment Company	5	$1,497,127,206	0	$0
	Other Pooled Investment Vehicles	7	$1,549,047,746	1	$32,344,328
	Other Accounts	12	$1,977,471,256	1	$913,023,343

Mr. Williams manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Williams as of January 31, 2018 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of January 31, 2018	Total Assets in USD Millions as of January 31, 2018	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Jeffrey Williams, CFA	Registered Investment Company	5	$1,497,127,206	0	$0
	Other Pooled Investment Vehicles	7	$1,549,047,746	1	$32,344,328
	Other Accounts	12	$1,977,471,256	1	$913,023,343

Mr. Breaks manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Breaks as of January 31, 2017 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of January 31, 2018	Total Assets in USD Millions as of January 31, 2018	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Anthony Breaks, CFA	Registered Investment Company	5	$1,497,127,206	0	$0
	Other Pooled Investment Vehicles	7	$1,549,047,746	1	$32,344,328
	Other Accounts	12	$1,977,471,256	1	$913,023,343

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as January 31, 2018.

Adviser

Dollar Range of Securities Owned

Craig Noble, CFA	None
Larry Antonatos	None
Sam Diedrich, CFA	None

Sub-Adviser
Dollar Range of Securities Owned

Michelle Russell-Dowe	$500,001 - $1,000,000
Jeffrey Williams, CFA	$50,001 - $100,000
Anthony Breaks, CFA	$100,001 - $500,000

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when the Portfolio Managers also have day-to-day management responsibilities with respect to one or more other accounts. The Fund’s investment adviser, Brookfield Investment Management Inc. (the “Adviser”), has adopted policies and procedures that are reasonably designed to identify and minimize the effects of these potential conflicts, however, there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts, or in eliminating the effects of any such conflicts. These potential conflicts include:

Allocation of Limited Time and Attention.    As indicated in the tables above, the Portfolio Managers manage multiple accounts. As a result, the Portfolio Managers will not be able to devote all of their time to management of the Fund. The Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Fund.

Allocation of Limited Investment Opportunities.    As indicated above, the Portfolio Managers manage accounts with investment strategies and/or policies that are similar to the Fund. If the Portfolio Managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser and its affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

Pursuit of Differing Strategies.    At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which the Portfolio Manager exercises investment responsibility, or may decide that certain of these funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts. For example, the sale of a long position or establishment of a short position by an account may impair the price of the same security sold short by (and therefore benefit) the Adviser, its affiliates, or other accounts, and the purchase of a security or covering of a short position in a security by an account may increase the price of the same security held by (and therefore benefit) the Adviser, its affiliates, or other accounts.

Selection of Broker/Dealers.    A Portfolio Manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund or accounts that he supervises. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a Portfolio Manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Managers may be motivated to favor certain accounts over others. The Portfolio Managers also may be motivated to favor accounts in which they have investment interests, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser and the Fund have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Portfolio Manager Compensation

The Portfolio Managers are compensated based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the Portfolio Manager on an absolute basis and when compared to appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their portfolio teams and the teamwork displayed in working with other members of the firm. Since the Portfolio Managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Portfolio Managers varies in line with a Portfolio Manager’s seniority and position. The compensation of Portfolio Managers with other job responsibilities (such as acting as an executive officer of their firm or supervising various departments) includes consideration of the scope of such responsibilities and the Portfolio Manager’s performance in meeting them. The Adviser seeks to compensate Portfolio Managers commensurate with their responsibilities and performance, and in a manner that is competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation in the industry also are influenced by the operating performance of their respective firms and their parent companies. While the salaries of the Portfolio Managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of the firm and measured by individual and team-oriented performance guidelines. Awards under the Long Term Incentive Plan (LTIP) are approved annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with our clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

The compensation structure of the Portfolio Managers and other investment professionals has four primary components:

•	A base salary;
•	An annual cash bonus;
•	If applicable, long-term compensation consisting of restricted stock or stock options of the Adviser’s ultimate parent company, Brookfield Asset Management Inc.; and
•	If applicable, long-term compensation consisting generally of restricted share units tied to the performance of funds managed by the Adviser.

The Portfolio Managers also receive certain retirement, insurance and other benefits that are broadly available to all employees. Compensation of the Portfolio Managers is reviewed on an annual basis by senior management.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which stockholders may recommend nominees to the Registrant’s Board of Directors that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(16)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11. Controls and Procedures.

(a)          The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)          As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)    None.

(2)    A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)    None.

(b)        A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(4)    Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD REAL ASSETS INCOME FUND INC.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: March 9, 2018

By:	/s/ Angela W. Ghantous
Angela W. Ghantous
Treasurer and Principal Financial Officer

Date: March 9, 2018